SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.
THE HOLDING COMPANY FOR
6830 Old Dominion Drive
McLean, Virginia 22101
NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 21, 2017
Stockholders of Southern National Bancorp of Virginia, Inc.:
NOTICE IS HEREBY GIVEN that the 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of Southern National Bancorp of Virginia, Inc. (the “Company”) will be held at International Country Club, 13200 Lee Jackson Highway, Fairfax, Virginia 22033, on Wednesday, June 21, 2017, beginning at 2 p.m. (local time), for the following purposes:
1.
ELECTION OF DIRECTOR.   To re-elect one (1) Director of Class II to serve on the Board of Directors of the Company until the Company’s 2020 Annual Meeting of Stockholders, and until his successor is duly elected and qualified, or until his earlier resignation or removal;

2.
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS.   To ratify the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017;

3.
ADVISORY VOTE ON EXECUTIVE COMPENSATION.   To conduct an advisory (non-binding) vote to approve the compensation of the Company’s named executive officers;

4.
ADVISORY VOTE ON FREQUENCY OF AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.   To conduct an advisory (non-binding) vote regarding the frequency of holding future advisory votes regarding compensation of the Company’s named executive officers;

5.
APPROVAL OF 2017 EQUITY COMPENSATION PLAN.   To approve the Southern National Bancorp of Virginia, Inc. 2017 Equity Compensation Plan; and

6.
OTHER BUSINESS.   To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement, which is attached hereto and made a part thereof.
The close of business on April 24, 2017 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Company’s office at 550 Broadview Avenue, Warrenton, Virginia 20186 during usual business hours for a period of at least ten days prior to the Annual Meeting.
Your Vote is Important
You are cordially invited and urged to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, you are urged to submit your proxy as soon as possible so that your shares can be voted at the meeting in accordance with your instructions. You may vote by signing, dating and mailing the proxy card. The proxy is revocable in the manner described in the Proxy Statement at any time before it is voted at the Annual Meeting. If you attend the Annual Meeting, you may vote in person if you wish, even if you have previously returned your proxy card.
If you plan to attend the Annual Meeting, please note that we may ask to see valid picture identification, such as a driver’s license, to identify you as a stockholder. Stockholders holding stock in brokerage accounts (“street name” holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date.
Cameras (including cellular phones with photographic capabilities), recording devices and other similar electronic devices will not be permitted at the meeting. Please silence your cell phones during the Annual Meeting as a courtesy to others.
By order of the Board of Directors,
Georgia S. Derrico
Chairman of the Board and Chief Executive Officer
May 11, 2017
McLean, Virginia

SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.

PROXY STATEMENT
FOR
2017 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 21, 2017

General Information
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Southern National Bancorp of Virginia, Inc. (the “Company”) for use at the 2017 Annual Meeting of Stockholders of the Company to be held at International Country Club, 13200 Lee Jackson Highway, Fairfax, Virginia, on Wednesday, June 21, 2017, beginning at 2 p.m. (local time), and any adjournments or postponements thereof  (the “Annual Meeting”) for the purposes set forth in this Proxy Statement and the accompanying Notice of 2017 Annual Meeting of Stockholders. This Proxy Statement, the Notice of Meeting and the enclosed proxy card will first be sent to stockholders on or about May 15, 2017. For information on how to vote your shares, see the instructions included on the enclosed proxy card and under “Information About Voting” below.
Important Notice regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 21, 2017.
The Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are available at www.edocumentview.com/SONA.
Information About Voting
You are entitled to vote at the meeting if you were a holder of record of the Company’s common stock, $0.01 par value (“Common Stock”), at the close of business on April 24, 2017.
Stockholders can vote in person at the Annual Meeting or by proxy. You can vote by proxy by signing, dating and mailing the enclosed proxy card.
If your shares are held in the name of a bank, broker of other holder of record, you will receive instructions from the holder of record, which you should follow in order to vote your shares. If your shares are not registered in your own name and you plan to vote your shares in person at the Annual Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Annual Meeting in order to vote.
If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify whether your shares should be voted for or against each of the proposals. If you sign and return the card without indicating your instructions, your shares will be voted as follows:
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FOR the re-election of the nominee for Director;

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FOR the ratification of the appointment of Dixon Hughes Goodman LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

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FOR the advisory (non-binding) proposal to approve the compensation of the Company’s named executive officers;

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FOR the advisory (non-binding) proposal to hold future advisory votes on executive compensation EVERY YEAR; and

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FOR the proposal to approve the Company’s 2017 Equity Compensation Plan.

You may revoke or change your proxy at any time before it is exercised by (1) delivering to us a signed proxy card with a date later than your previously delivered proxy, (2) voting in person at the Annual Meeting, or (3) sending a written revocation to the Company’s Secretary, Devon Porter, prior to the Annual

Meeting. Your most current proxy card will be the one that is counted. All written notices of revocation and other communications with respect to revocation or proxies should be sent to: Southern National Bancorp of Virginia, Inc., 550 Broadview Avenue, Warrenton, Virginia 20186, (540) 347-4521, Attention: Corporate Secretary. Any stockholder who holds shares in street name with a bank or broker must contact that bank or broker if he or she wishes to revoke his or her proxy.
The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter should be presented at the Annual Meeting upon which a vote may be properly taken, shares represented by an executed and unrevoked proxy will be voted with respect thereto in accordance with the judgment of the persons designated in the proxy. The proxy also confers on the proxies the discretionary authority to vote with respect to any matter presented at the Annual Meeting for which advance notice was not timely received by the Company in accordance with the Company’s Amended and Restated Bylaws.
Solicitation of Proxies
This proxy solicitation is made by the Board of Directors of the Company and the cost of this solicitation is being borne by the Company. Proxies will be solicited through the mail and, if deemed advisable, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or other means of communication, without being paid additional compensation for such services. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expense in forwarding the proxy materials to beneficial owners of the Company’s Common Stock.
Annual Report
The Company’s Annual Report on Form 10-K, including consolidated financial statements and related notes, for the fiscal year ended December 31, 2016, as filed with the SEC, accompanies but does not constitute part of this Proxy Statement.
VOTING SHARES AND VOTING RIGHTS
Only holders of record of Common Stock at the close of business on April 24, 2017 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On that date there were 12,330,043 shares of Common Stock outstanding, which is the only outstanding class of voting securities of the Company. The holders of at least a majority of the outstanding shares of Common Stock must be represented at the Annual Meeting, in person or by proxy, in order to constitute a quorum for the transaction of business. Abstentions and shares held of record by a broker or nominee that are voted on any matter will be included in determining whether a quorum exists. Each holder of Common Stock shall have one vote for each share of Common Stock registered, on the Record Date, in such holder’s name on the books of the Company.
A broker non-vote occurs when a broker does not have discretionary authority to vote the shares and has not received voting instructions from the beneficial owner of the shares. Brokers, as holders of record, are permitted to vote on certain routine matters, but not on non-routine matters. The ratification of the appointment of the independent registered public accounting firm is the only matter to be presented at the Annual Meeting that is considered routine under applicable rules. The election of the director, the advisory (non-binding) vote to approve the compensation of the Company’s named executive officers, the advisory (non-binding) vote on the frequency of future advisory votes regarding the compensation of the Company’s named executive officers and approval of the Southern National Bancorp of Virginia, Inc. 2017 Equity Compensation Plan are not deemed to be routine matters, so a broker is not permitted to vote on these matters without instructions from the beneficial owner of the shares. If a stockholder holds shares in street name and does not provide voting instructions to its broker, those shares will be counted as broker non-votes in the election of a director, the advisory (non-binding) vote to approve the compensation of the Company’s named executive officers, the advisory (non-binding) vote on the frequency of future advisory votes regarding the compensation of the Company’s named executive officers and approval of the Southern National Bancorp of Virginia, Inc. 2017 Equity Compensation Plan.
Director nominees are elected by a plurality of the votes cast in person or by proxy. This means that the director nominee with the most votes for a particular board seat is elected for that seat regardless of whether or not such nominee receives a majority of the votes cast. There will be no cumulative voting in the election of the director. A broker non-vote or a withholding of authority to vote with respect to the director nominee will not have the effect of a vote against such nominee because it is not a vote cast in favor of or against the proposal.
The affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to ratify the appointment of the independent registered public accounting firm. Since the ratification of the appointment of the independent registered public accounting firm is considered a routine matter under applicable rules and a broker or other nominee may generally vote on routine matters, no broker non-votes are expected to exist in connection with this proposal. Abstentions will have the effect of a vote against the ratification of the appointment of the independent registered public accounting firm.
The affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the advisory (non-binding) proposal to approve the compensation of the Company’s named executive officers. Broker non-votes will be deemed shares not entitled to vote on such matter and will not have any effect on the outcome of such matter. Abstentions will have the effect of a vote against the advisory (non-binding) proposal to approve the compensation of the Company’s named executive officers.
The affirmative vote of the holders of a majority of the outstanding shares of Common Stock presented in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the advisory (non-binding) proposal regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers. Because this proposal seeks the input of stockholders and provides the Company’s stockholders with the option to vote to hold an advisory vote on the compensation of the Company’s named executive officers every one, two or three years, the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal may not be reached for any of the frequency options presented. If the resolution is not adopted by the required vote of stockholders, the Board of Directors will evaluate the votes cast and consider the frequency option that receives the highest number of stockholder votes as the recommendation of the stockholders. Although the Board of Directors recommends holding a say-on-pay vote every year, stockholders have the option to specify one of four choices for this matter on the proxy card: one year, two years, three years or abstain. Stockholders are not voting to approve or disapprove of the Board of Director’s recommendation. Abstentions and broker non-votes will be deemed shares not present to vote on such matter and will not count as votes for or against the proposal.
The affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote is required to approve the proposal to approve the Southern National Bancorp of Virginia, Inc. 2017 Equity Compensation Plan. Broker non-votes will be deemed shares not entitled to vote on such matter and will not have any effect on the outcome of such matter. Abstentions will have the effect of a vote against the proposal to approve the Southern National Bancorp of Virginia, Inc. 2017 Equity Compensation Plan.
Proposal 1.
ELECTION OF DIRECTOR
Election Procedures; Term of Office
The Board of Directors currently consists of eight directors. In connection with the Company’s proposed merger with Eastern Virginia Bankshares, Inc. (“EVBS”), the Company has agreed to increase the size of the Board to 11 directors and to appoint five individuals designated by EVBS to the Board immediately following the closing of the proposed merger. The proposed merger is anticipated to close at some time after the Annual Meeting. To accommodate the addition of these individuals to the Board upon closing of the merger, the Board has elected not to re-nominate two Class II directors whose terms expire at the Annual Meeting. Accordingly, John J. Forch and Frederick L. Bollerer have not been nominated for re-election to the Board at the Annual Meeting. Messrs. Forch and Bollerer service as directors will end at the Annual Meeting. Immediately following the Annual Meeting and assuming Neil J. Call is re-elected to the Board at the Annual Meeting, the Board will consist of six directors and there will be two vacancies.

In accordance with the Company’s Amended and Restated Bylaws, members of the Board of Directors are divided into three classes, Class I, Class II and Class III. The members of each class are elected for a term of office to expire at the third succeeding annual meeting of stockholders following their election. The term of office of the current Class II directors expires at the Annual Meeting. The terms of the Class I and Class III directors expire at the annual meeting of stockholders in 2019 and 2018, respectively.
The Board of Directors has approved the nomination of Neil J. Call to serve as a Class II director. The Class II nominee, if re-elected at the Annual Meeting, will serve until the Company’s annual meeting of stockholders in 2020, and until his successor is duly elected and qualified, or until his earlier resignation or removal. The Class II nominee receiving the affirmative vote of the holders of a plurality of the shares of Common Stock represented at the Annual Meeting will be elected. Unless the authority to vote for the election of the director is withheld, all shares of Common Stock represented by proxy will be voted FOR the election of the nominee.
If the nominee becomes unavailable to serve as a director for any reason before the election, the shares represented by proxy will be voted for such other person, if any, as may be designated by the Board of Directors. The Board of Directors has no reason to believe that the nominee will be unavailable to serve as a director. Mr. Call has consented to being named herein and to serve if elected.
Any director vacancy occurring after the election may be filled only by a majority vote of the remaining directors, even if there is less than a quorum of the Board of Directors. A director appointed to fill a vacancy will be appointed to serve until the next annual meeting held for the election of directors, regardless of whether the class of director in which he or she serves is to be elected at such annual meeting.
The biographies of the nominee and continuing directors and executive officers below contains information regarding the person’s service as a director and/or executive officer, business experience, director positions held currently or at any time during the last five years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Nominating Committee and the Board of Directors to determine that the person should serve as a director and/or executive officer.
Nominee for Election
The following table sets forth the name, age and position with the Company and Sonabank (the “Bank”) for the nominee for re-election as a director of the Company:
Name	Age	Positions with the Company and Bank
Neil J. Call	82	Class II Director of the Company; Director of the Bank
Neil J. Call has served as a director of the Company and the Bank since April 2005. Mr. Call, now retired, was an Executive Vice President of MacKenzie Partners, Inc., a New York City financial consulting company, beginning in 1990. Mr. Call was formerly the Executive Vice President and co-founder of the Proxy/M&A Group at Dewe Rogerson, Inc., the predecessor firm to MacKenzie Partners. In addition, Mr. Call was a director of Southern Financial Bancorp, Inc. and Southern Financial Bank from 1986 until April 2004 and was chairman of that board’s Audit Committee. From 1986 to 1989, he served as Executive Vice President of D.F. King and Co. Prior to that he was with Gulf  + Western Industries (now Paramount Communications), most recently as Executive Vice President/Finance, and previously as Director of Corporate Communications and Investor Relations. He also spent six years with Ford Motor Company’s Finance Division. Mr. Call is a Certified Public Accountant in the State of Michigan. The Company believes Mr. Call’s qualifications to sit on the Board of Directors include his many years of service as a board member of financial institutions and his financial expertise.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RE-ELECTION OF THE NOMINEE LISTED ABOVE FOR ELECTION TO THE BOARD OF DIRECTORS.

CONTINUING DIRECTORS AND EXECUTIVE OFFICERS
The following table sets forth certain information with respect to the Company’s Class I and Class III directors whose terms of office do not expire at the Annual Meeting, and the executive officers of the Company and the Bank who are not also directors:
Name	Age	Positions with the Company and Bank
Directors:
R. Roderick Porter	71	Class I Director of the Company; Director of the Bank; Vice Chairman of the Board and President and Chief Operating Officer of each of the Company and the Bank
W. Bruce Jennings	67	Class I Director of the Company; Director of the Bank
Georgia S. Derrico	72	Class III Director of the Company; Director of the Bank; Chairman of the Board and Chief Executive Officer of each of the Company and the Bank
Charles A. Kabbash	79	Class III Director of the Company; Director of the Bank
Robert Y. Clagett	76	Class III Director of the Company; Director of the Bank
Executive Officers:
Thomas P. Baker	70	Senior Vice President and Chief Credit Officer of each of the Company and the Bank
William H. Lagos	66	Senior Vice President and Chief Financial Officer of each of the Company and the Bank
William H. Stevens	72	Executive Vice President and Chief Credit Risk Officer of each of the Company and the Bank
R. Roderick Porter has served as the Vice Chairman of the Board, President and Chief Operating Officer of each of the Company and the Bank since July 2004. Prior to co-founding the Company in July 2004, he was the President and Chief Operating Officer of Southern Financial Bancorp, Inc. from April 1998 until April 2004. Southern Financial Bancorp, Inc. was the Nasdaq National Market System-listed bank holding company for the $1.5 billion (assets) Southern Financial Bank, Warrenton, Virginia, which was acquired by Provident Bankshares, Inc. in April 2004. From 1994 to 1998, he was President of FX Concepts, Ltd., an international money management firm located in New York City. Prior to that, he served as Chairman of Newmarket Capital Corp., a mortgage banking company, and a Principal of Morgan Stanley. Mr. Porter also spent 15 years at Chemical Bank, including as a Senior Vice President in Chemical Bank’s treasury department where he was responsible for asset/liability management, the U.S. government and municipal securities portfolio, all U.S. dollar-denominated funding for the bank and the holding company, money market trading and the discount brokerage operation. Prior experience at Chemical Bank included tours as Vice President and General Manager for Northern Europe, based in London, and for Chemical Japan, based in Tokyo. Mr. Porter is the husband of Ms. Georgia S. Derrico. The Company believes Mr. Porter’s qualifications to sit on the Board of Directors and serve as Vice Chairman of the Board and President and Chief Operating Officer of the Company include his many years of banking experience and proven leadership in the success of the Company.
W. Bruce Jennings has served as a director of the Company and the Bank since November 2011. Mr. Jennings is the owner of Fairfax City Self Storage, the President and owner of S.O. Jennings Construction Corporation and a general partner of Gateway Partnerships, which owns and operates various hotel properties. Mr. Jennings has more than 35 years’ experience as a real estate investor and developer of various residential and commercial properties. Mr. Jennings has been an active member of Sonabank’s Advisory Board since 2006, and was active on the Advisory Board of Southern Financial Bank from 1999 until 2004. Mr. Jennings previously served on the Board of Directors of Horizon Bank of Virginia from 1993 until 1999, where he served on that board’s Audit, Budget and Compensation Committees and as Chairman of the Building and Lease Committee. Mr. Jennings has been a member of the Central Fairfax Chamber of Commerce Board of Directors since 1993, and served as Chairman in 2003. He is also a member of the Fairfax Rotary Club and served as President from 2008 to 2009. He is currently the President of the Virginia Self Storage Association and Vice President of the Washington Area Self Storage Association and is a member of the Board of Visitors of Christopher Newport University. Mr. Jennings is also involved in other business and civic organizations in Northern Virginia, where he has been a lifelong resident. The Company believes Mr. Jennings’ qualifications to sit on the Board of Directors include his extensive experience as a real estate investor and developer.
Georgia S. Derrico has served as the Chairman of the Board and Chief Executive Officer of each of the Company and the Bank since July 2004. Prior to co-founding the Company in July 2004, she was the Chairman of the Board and Chief Executive Officer of Southern Financial Bancorp, Inc. from 1986 until April 2004. Southern Financial Bancorp, Inc. was the Nasdaq National Market System-listed bank holding company for the $1.5 billion (assets) Southern Financial Bank in Warrenton, Virginia, which was acquired by Provident Bankshares, Inc. in April 2004. Ms. Derrico founded Southern Financial Bank in 1986. Prior to that, she served as Senior Vice President, Chief Administrative and Credit Officer of the Multinational Division of Chemical Bank in New York City. Ms. Derrico also served at Chemical Bank as the Vice President and District Head of the Mid-Atlantic region of the United States for the Corporate Banking Division. She is the wife of Mr. R. Roderick Porter. The Company believes Ms. Derrico’s qualifications to sit on the Board of Directors and serve as Chairman of the Board and Chief Executive Officer of the Company include her prior experience founding and growing banks in our market and her many years of banking experience, including those with the Company.
Charles A. Kabbash has served as a director of the Company and the Bank since April 2005. Mr. Kabbash is the owner of 414 Associates, a real estate investment and holding company, operating primarily in the Charlottesville, Virginia area since 1984. Mr. Kabbash is also a partner in Kabbash, Fox & Gentry Commercial Real Estate and the owner of Kabbash Business Brokerage, which negotiates the purchase or sale of businesses. Both of these firms also operate primarily in the Charlottesville area. In addition, Mr. Kabbash is the co-owner, along with his wife, Rebecca Gentry, of CandR LLC, a company investing in emerging businesses. Mr. Kabbash was a realtor at Summit Realty from 2002 to 2009. Mr. Kabbash is heavily involved in the business, political and civic community in Charlottesville, Virginia. The Company believes Mr. Kabbash’s qualifications to sit on the Board of Directors include his management and operational expertise from years spent as a professional realtor, investor and consultant.
Robert Y. Clagett has served as a director of the Company and the Bank since August 2014. Mr. Clagett has practiced law in the State of Maryland since 1967, with a primary focus in real estate law. He previously served as a director of Prince George’s Federal Savings Bank commencing in 1967 and was elected President and Chief Executive Officer in 1968. Mr. Clagett served as President of Prince George’s Federal Savings Bank from 1968 to 2005, and served as Chief Executive Officer from 1968 to 2014. The Company believes Mr. Clagett’s qualifications to sit on the Board of Directors include his extensive banking experience and legal expertise.
Executive Officers of the Company
Thomas P. Baker joined the Company in 2005 as Senior Vice President in charge of Commercial Lending in Central Virginia and became Senior Vice President and Chief Credit Officer in July 2010. Prior to this, Mr. Baker was Executive Vice President of Southern Financial Bank, responsible for Commercial Lending in Central Virginia from 2001 to April 2004 when it was acquired by Provident Bankshares, Inc. Mr. Baker held a similar position with Provident until he left in late 2004 to help form the Bank. From 1990 until 2001, he was President and Chief Executive Officer of Guaranty Financial Corporation in Charlottesville, Virginia. Prior to 1990, Mr. Baker was the President of a financial institution in Central Virginia for 14 years. In addition, Mr. Baker worked as the Chief Financial Officer of another small financial institution. He began his career as a certified public accountant with a national accounting firm.
William H. Lagos has served as the Senior Vice President and Chief Financial Officer of the Company and the Bank since November 2004. From September 1986 until April 2004, Mr. Lagos was the Senior Vice President and Controller of Southern Financial Bank, the operating subsidiary of Southern Financial Bancorp, Inc., which was acquired by Provident Bankshares, Inc. in April 2004. Mr. Lagos participated in the Company’s organization commencing in November 2004.

William H. Stevens has served as the Executive Vice President and Chief Credit Risk Officer of the Company and the Bank since February 2010. Between April 2005 and February 2010, he was the Executive Vice President of Credit Administration of the Company and the Bank. From 1999 until April 2004, Mr. Stevens was the Executive Vice President of Credit Administration for Southern Financial Bank, the operating subsidiary of Southern Financial Bancorp, Inc., which was acquired by Provident Bankshares, Inc. in April 2004. He resigned as a Senior Vice President of Credit Administration from Provident Bankshares, Inc. in April 2005 when he joined the Company. From 1991 to 1999, Mr. Stevens served as a Senior Analyst in the Office of the Inspector General of the Federal Deposit Insurance Corporation. Prior to that, he was an Executive Vice President at Riggs Bank, N.A. in Washington, D.C. where he managed the bank’s commercial real estate and single family lending activities. He served for three years as President and COO of Anchor Mortgage Services. His background also includes 18 years at Chemical Bank, where he was a Senior Vice President, Real Estate.
Each executive officer of the Company is elected by the Board of Directors of the Company and holds office until his or her successor is duly elected and qualified or until his or her earlier death, resignation or removal.

CORPORATE GOVERNANCE
Meetings of the Board of Directors
The Board of Directors held twelve (12) meetings during 2016. There was no director who attended less than 75% of the aggregate of the (1) total number of meetings of the Board and (2) total number of meetings held by committees on which he or she served. Each director is expected to dedicate sufficient time, energy and attention to company matters to ensure the diligent performance of his or her duties, including by attending annual and special meetings of the stockholders of the Company, the Board and committees of which he or she is a member.
Board Leadership Structure
Georgia S. Derrico has served as the Chairman of the Board and Chief Executive Officer of the Company since January 2005 and of the Bank since it commenced operations in April 2005.
The Chairman of the Board organizes the work of the Board and ensures that the Board has access to sufficient information to enable the Board to carry out its functions, including monitoring the Company’s and the Bank’s performance and the performance of management. In carrying out this role, the Chairman, among other things: (1) presides over all meetings of the Board of Directors and stockholders; (2) establishes the annual agenda of the Board and agendas of each meeting in consultation with the President of the Company, R. Roderick Porter; (3) oversees the distribution of information to directors; (4) advises with respect to the work of each committee and reviews (with the Nominating Committee) changes in Board membership and the membership and chair of each committee; (5) coordinates periodic review of management’s strategic plan for the Company and the Bank; and (6) coordinates the annual performance review of the key senior officers.
The Board believes that the Company’s Chief Executive Officer is best situated to serve as Chairman because she is the director most familiar with the Company’s business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. Independent directors and management have different perspectives and roles in strategy development. The Company’s independent directors bring experience, oversight and expertise from outside the Company and industry, while the Chief Executive Officer brings Company-specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer promotes strategic development and execution, and facilitates information flow between management and the Board, all of which are essential to effective governance.
The Board of Directors has not formally designated a lead independent director.
Oversight of Risk Management
The Board, as a whole and also at the committee level, plays an active role in overseeing management of the Company’s risks. The Board regularly reviews information regarding the Company’s asset quality, securities portfolio, capital, liquidity and operations, as well as the risks associated with each. The Company’s Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements as well as overseeing succession planning. The Audit Committee oversees management of financial and regulatory risks. The Nominating Committee manages risks associated with members of the Board of Directors, including the independence and competence of the directors. The Asset-Liability Management Committee is responsible for overseeing the management of risks regarding the Bank’s policies and procedures related to investments in securities, liquidity and interest sensitivity. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks. We also have an enterprise risk manager who is responsible for implementing an enterprise risk management system. She reports to the Chief Executive Officer and Chief Operating Officer and provides presentations and updates to the Audit Committee at each committee meeting.

Committees of the Board of Directors
The Board of Directors has four committees, the Audit Committee, the Compensation Committee, the Asset-Liability Management Committee and the Nominating Committee, each of which is described below.
Audit Committee.   The members of the Audit Committee are currently Neil J. Call (Chairman), John J. Forch and Frederick L. Bollerer, all of whom the Board has determined to be “independent directors” as defined under the NASDAQ Stock Market listing standards and in Section 10A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board has determined that all of the Audit Committee members have the financial knowledge, business experience and independent judgment necessary for service on the Audit Committee. The Board has further determined that Neil J. Call has the requisite attributes of an “audit committee financial expert” as defined by the rules and regulations of the SEC, and has the financial literacy and accounting or financial qualifications and experience to provide effective oversight of the Audit Committee. The Audit Committee operates pursuant to a written charter, which is available electronically in the corporate governance section of the Investor Relations page of the Company’s website at www.sonabank.com.
As set forth in the Audit Committee’s charter, the functions of the Audit Committee are to assist the Board in its oversight of:
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the integrity of the Company’s financial statements;

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the adequacy of the Company’s system of internal controls;

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the Company’s compliance with regulatory requirements;

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the qualifications and independence of the Company’s independent registered public accountants; and

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the performance of the Company’s independent registered public accountants and of the Bank’s internal audit function.

In carrying out these responsibilities, the Audit Committee, among other things:
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monitors the preparation of quarterly and annual financial reports by the Company’s management;

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supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent registered public accountants; and

•
oversees management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company’s policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Bank’s internal auditing program.

The Audit Committee’s meetings include, whenever appropriate, executive sessions with the Company’s independent registered public accountants and with the Bank’s internal auditors, in each case without the presence of the Company’s or the Bank’s management. The Audit Committee met six times and the independent directors of the Audit Committee met in executive session four times during 2016.
As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the independent registered public accountants all annual and quarterly financial statements prior to their issuance. During 2016, management of the Company advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee.
Compensation Committee.   The members of the Compensation Committee are currently John J. Forch (Chairman), Neil J. Call, Frederick L. Bollerer and Charles A. Kabbash, all of whom the Board has determined to be “independent directors” as defined under the NASDAQ Stock Market listing standards. The Compensation Committee is responsible for overseeing the development and implementation of the Company’s compensation programs, reviewing and approving corporate goals and objectives relevant to the compensation of the Bank’s senior management, which includes the Company’s named executive officers, evaluating the performance of senior management and determining and approving the compensation level for the Chief Executive Officer, and making recommendations regarding compensation of other executive officers and certain compensation plans to the Board. In addition, the Compensation Committee is responsible for the oversight of succession planning for the Company and the Bank. The Compensation Committee operates pursuant to a written charter, a copy of which is available electronically in the corporate governance section of the Investor Relations page of the Company’s website at www.sonabank.com. The Compensation Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the committee. In 2016, the Compensation Committee met two times. Additional information regarding the Compensation Committee’s processes and procedures for consideration of executive compensation is provided in the Compensation Discussion and Analysis section below.
Asset-Liability Management Committee.   The members of the Asset-Liability Management Committee are R. Roderick Porter (Chairman), Georgia S. Derrico, Charles A. Kabbash, W. Bruce Jennings and Robert Y. Clagett. Four non-director managers also serve as members of the Asset-Liability Management Committee, William H. Lagos, Senior Vice President and Chief Financial Officer of the Company and the Bank, William H. Stevens, Executive Vice President and Chief Credit Risk Officer of the Company and the Bank, Tim Armstrong, Vice President and Controller of the Company and the Bank, and Robyn Reid, Vice President and Treasurer of the Company and the Bank. The Asset-Liability Management Committee ensures that the Bank’s investment policies and procedures are adequate and that the Bank’s investments in securities are consistent with the guidelines established in the Bank’s policies and comply with applicable laws and regulations. The committee evaluates the performance of the securities portfolio to ensure that the Bank’s objectives with respect to diversification, liquidity, and quality are met. While management is responsible for purchase decisions with respect to investment securities, the Asset-Liability Management Committee is responsible for reviewing and ratifying management’s investment transactions. The Asset-Liability Management Committee is also responsible for reviewing the entire balance sheet to ensure that products and funding sources adhere to the Board’s policies relating to asset-liability and interest rate risk management. The Asset-Liability Management Committee met four times in 2016.
Nominating Committee.   The Nominating Committee is responsible for making recommendations to the Board regarding the membership of the Board, including:
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recommending to the Board the slate of director nominees for election at the annual meeting of stockholders;

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considering, recommending and recruiting candidates to fill any vacancies or new positions on the Board, including candidates that may be recommended by stockholders;

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establishing criteria for selecting new directors; and

•
reviewing the backgrounds and qualifications of possible candidates for director positions.

The Nominating Committee operates pursuant to a written charter, a copy of which is available electronically in the corporate governance section of the Investor Relations page of the Company’s website at www.sonabank.com. The members of the Nominating Committee are currently Charles A. Kabbash (Chairman), Neil J. Call and John J. Forch, all of whom the Board has determined to be “independent directors” as defined under the NASDAQ Stock Market listing standards. The Nominating Committee, together with the full Board, met one time in 2016.
Director Nominations Process
The Nominating Committee considers nominees to serve as directors of the Company and recommends such persons to the Board of Directors. The Nominating Committee also considers director candidates recommended by stockholders if such candidates appear to be qualified to serve on the Board of Directors and meet the criteria for nominees considered by the Nominating Committee. The Nominating Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating Committee does not perceive a need to increase the size of the Board. In order to avoid the unnecessary use of the Nominating Committee’s resources, the Nominating Committee will consider only those director candidates recommended in accordance with the procedures set forth below in the section entitled “Procedures to be Followed by Stockholders.”
Criteria for Director Nominees.
The Nominating Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. The Nominating Committee considers the following criteria in selecting nominees: financial expertise and business experience; familiarity with and participation in the local community and the nominee’s ability to refer business to the Company; integrity, honesty and reputation; dedication to the Company and its stockholders, including the nominee’s ownership of the Common Stock; independence; and any other factors the Nominating Committee deems relevant, including age, size of the Board of Directors and regulatory disclosure obligations. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is essential that the Board members represent diverse viewpoints.
The Nominating Committee may weigh the foregoing criteria differently in different situations, depending on the composition of the Board at the time. The Nominating Committee will strive to maintain at least one director who meets the definition of  “audit committee financial expert” under the regulations of the SEC.
In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating Committee considers and reviews an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.
Process for Identifying and Evaluating Director Nominees.
Pursuant to the Nominating Committee Charter as approved by the Board of Directors, the Nominating Committee is responsible for the process relating to director nominations, including identifying, interviewing and selecting individuals who may be nominated for election to the Board of Directors. The process that the Nominating Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is set forth below.
Identification.   For purposes of identifying nominees for the Board of Directors, the Nominating Committee will rely on personal contacts of the members of the Board of Directors as well as their knowledge of members of the Bank’s local communities. The Nominating Committee will also consider director candidates recommended by stockholders in accordance with the policy and procedures set forth below in the paragraph entitled “Procedures to be Followed by Stockholders.” The Nominating Committee has not previously used an independent search firm in identifying nominees.
Evaluation.   In evaluating potential nominees, the Nominating Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, for any new director nominee, the Nominating Committee will conduct a background check of the individual and interview the candidate.
Procedures to be Followed by Stockholders.
Any stockholder of the Company may nominate one or more persons for election as a director of the Company at an annual meeting of stockholders if the stockholder complies with the prior notice and information provisions contained in the Company’s Amended and Restated Bylaws. In order for a director nomination to be timely, a stockholder’s notice to the Company must be received at the Company’s offices not later than March 23, 2018, the 90th day prior to the anniversary date of the immediately preceding annual meeting. To submit a nomination of a director candidate, a stockholder must submit the following information in writing, addressed to the Chairman of the Nominating Committee, care of the Corporate Secretary, at the Company’s main office:
•
The name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

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A representation that the stockholder is a holder of record of stock of the Company entitled to vote at the annual meeting and, if applicable, intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

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If applicable, a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

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Such other information regarding each nominee that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act or any successor regulation thereto; and

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Such nominee’s consent to serve as a director of the Company if so elected.

A nomination of any person not made in compliance with the foregoing procedures may not be eligible to be voted upon by the stockholders at the meeting.
If the Nominating Committee receives a director nomination from a stockholder or group of stockholders who (individually or in the aggregate) beneficially owned greater than 5% of the Company’s outstanding Common Stock for at least one year as of the date of such recommendation, the Company, as required by applicable securities law, will identify the candidate and stockholder or group of stockholders recommending the candidate and will disclose in its Proxy Statement whether the Nominating Committee chose to nominate the candidate, as well as certain other information.
Stockholder Communications with Directors; Director Attendance at Annual Meeting
The Board of Directors will give appropriate attention to written communications received from stockholders, and will respond if and as appropriate. Stockholders or other interested parties can contact any director or committee of the Board of Directors by writing to them in care of Devon Porter, Corporate Secretary, 550 Broadview Avenue, Warrenton, Virginia 20186. Comments or complaints relating to the Company’s accounting, internal accounting controls or auditing matters will be referred to members of the Audit Committee. Other concerns will also generally be referred to the Audit Committee.
In addition, the Board of Directors encourages directors to attend the annual meeting of stockholders. All of the Company’s directors attended the Company’s 2016 Annual Meeting of Stockholders held on April 28, 2016.
Code of Ethics
The Company’s Board of Directors has adopted a Code of Ethics that applies to all directors, officers and employees, including the Company’s Chairman of the Board and Chief Executive Officer and senior financial officers. The Board designed the Code in an effort to deter wrongdoing and to promote honest and ethical conduct, including the ethical handling of conflicts of interest, full, fair and accurate disclosure in filings and other public communications made by the Company, compliance with applicable laws, prompt internal reporting of violations of the Code of Ethics, and accountability for adherence to the Code. The Code of Ethics is available electronically in the corporate governance section of the Investor Relations page of the Company’s website at www.sonabank.com.
Director Independence
During the review by the Company’s Board of Directors of director independence, the Board considered transactions and relationships between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates, including those reported under “Certain Relationships and Related Party Transactions” below. The Board also considered whether there were any transactions or relationships between directors or any member of their immediate family (or any entity of which a director or an immediate family member is an executive officer, general partner or significant equity holder) and members of the Company’s senior management or their affiliates. The purpose of this review was to determine whether any such relationships or transactions existed that were inconsistent with a determination that the director is independent.

As a result of this review, the Board affirmatively determined that all of the Company’s directors, with the exception of Georgia S. Derrico and R. Roderick Porter, are independent directors as defined by the listing standards of the NASDAQ Stock Market. Both Ms. Derrico and Mr. Porter are considered to be “inside” directors because of their employment as senior executives of the Company. Ms. Derrico and Mr. Porter are husband and wife, and their adult son, R. Devon Porter, is the Secretary of each of the Company and the Bank and is employed by the Bank as a Senior Vice President.
The independent directors of the Company hold executive sessions from time to time without the Chief Executive Officer or any other member of management present. In 2016, the independent directors met in executive session four times.
DIRECTOR COMPENSATION
Our cash compensation for non-employee directors serving on the Board of Directors consisted of an annual retainer fee of  $20,000 each during the first half of 2016, and each Board committee chairperson received an annual retainer fee of  $22,000, in each case payable quarterly. Effective for SONA board and committee meetings in the second half of 2016, non-employee members of the board of directors of SONA received an annual retainer of  $25,000 each and the chairman of each board committee received an annual retainer of  $27,000, in each case payable quarterly. In 2016, directors of the Company did not receive a fee for attending Company Board meetings or Company committee meetings. All of the directors of the Company are also directors of the Bank. Each non-employee director of the Bank received a fee of  $1,000 for each Bank Board meeting attended and $500 for each Bank Committee meeting attended. Each non-employee director of the Bank also receives reimbursement for any travel, food and lodging expenses. Any non-employee directors who attended either Bank Board or Bank committee meetings by conference telephone received one-half of the fees for such meetings. Directors who are also employees of the Company or the Bank received no additional compensation for their service as a director.
To encourage stock ownership by its directors, the Bank maintains a stock matching program pursuant to which it funds the purchase of additional shares of Company common stock on behalf of a director in an amount equal to 66% of the shares of Company common stock otherwise purchased by the director, up to an annual value of  $10,000 per director.
The following table contains information concerning the compensation of the directors of the Company and the Bank for the fiscal year ended December 31, 2016. The named executive officers who also serve as directors did not receive any compensation for their service as directors for the fiscal year ended December 31, 2016.
2016 Director Compensation
Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)(2)	Total ($)
Frederick L. Bollerer	29,500	—	10,000	39,500
Neil J. Call	30,250	—	10,000	40,250
Robert Y. Clagett	32,250	—	10,000	42,250
John J. Forch	36,000	—	10,000	46,000
W. Bruce Jennings	34,000	—	—	34,000
Charles A. Kabbash	34,500	—	10,000	44,500

(1)
Non-employee directors were not awarded stock options or stock awards in 2016. As of December 31, 2016, our directors held the following aggregate number of stock options: Mr. Bollerer, 4,500; Mr. Call, 6,600; Mr. Clagett, none; Mr. Forch, 8,600; Mr. Jennings, 5,500; and Mr. Kabbash, 7,600. As of December 31, 2016, our directors did not hold any stock awards.

(2)
Represents the value of the shares of Company common stock purchased by the director for which the Bank provided funding pursuant to the Company’s stock matching program described above.

EXECUTIVE COMPENSATION AND OTHER MATTERS
Compensation Discussion and Analysis
This section discusses the Company’s compensation program, including how it relates to the executive officers named in the compensation tables that follow (who we sometimes refer to below and elsewhere in this Proxy Statement as the “named executive officers”). No executive officer of the Company is paid a salary, bonus or other form of compensation other than options to purchase shares of the Company’s Common Stock for their service to the Company. The executive officers of the Company currently hold the same executive officer positions with the Bank and all executive compensation is paid by the Bank for services performed by executives of the Bank. Accordingly, the following discussion of executive compensation relates to the compensation by the Bank to executives of the Bank.
The primary objective of our executive compensation program is to attract, retain and motivate key employees and enable those persons to participate in the long-term success of the Company while also advancing the interests of our stockholders. As such, the compensation program is designed to provide levels of compensation which are reflective of both the individual’s and the organization’s performance in achieving certain goals and objectives and in helping to build value for our stockholders. Set forth below is an analysis of our compensation program, the material compensation policy decisions we have made under this program and the material factors that we considered in making those decisions. Our named executive officers are:
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Thomas P. Baker, Senior Vice President and Chief Credit Officer;

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Georgia S. Derrico, Chairman of the Board and Chief Executive Officer;

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William H. Lagos, Senior Vice President and Chief Financial Officer;

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R. Roderick Porter, President and Chief Operating Officer; and

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William H. Stevens, Executive Vice President and Chief Credit Risk Officer.

Overview of Compensation Program
The Compensation Committee of the Board of Directors is responsible for developing and making recommendations to the Board with respect to the Company’s executive compensation policies. John J. Forch, Neil J. Call, Frederick L. Bollerer and Charles A. Kabbash, each of whom the Board of Directors has determined to be an independent director, as defined in the NASDAQ Stock Market listing standards, currently serve on the Compensation Committee. In addition, the Compensation Committee and the Board have reviewed the compensation policies and practices for all employees and concluded that any risks arising from such policies and practices are not reasonably likely to have a material adverse effect on the Company.
Compensation Philosophy and Objectives
The fundamental objectives of the Bank’s executive compensation policies are to ensure that Bank executives are provided incentives and compensated in a way that advances both the short- and long-term interests of stockholders while also ensuring that the Company and the Bank are able to attract, retain and motivate executive management talent. Accordingly, compensation is based on: (1) the employee’s individual performance and his or her ability to lead the Company and the Bank to achieve their respective financial goals (2) the Company’s consolidated financial performance and (3) compensation compared to peer institutions’ executive compensation. In making decisions with respect to any element of an executive officer’s compensation, the Compensation Committee considers the total compensation that may be awarded to the executive officer, including salary, annual bonus, long-term equity incentive compensation, accumulated realized and unrealized stock option gains, and the dollar value to the executive and cost to the Company of all perquisites and other personal benefits. The Compensation Committee’s goal is to award compensation that is reasonable when all elements of potential compensation are considered.

Setting Executive Compensation
In reviewing the 2016 compensation of each of the named executive officers, the Compensation Committee reviewed all components of their respective compensation, including base salary, annual bonus, long-term equity incentive compensation, accumulated realized and unrealized stock option gains, and the dollar value to the executive and cost to the Company of all perquisites and other personal benefits. In addition, the Compensation Committee reviewed each executive officer’s compensation history and performance information and the market data discussed below.
Role of Compensation Consultant and Market Data
In December 2013, the Compensation Committee engaged ChaseCompGroup, LLC (“Chase”) to provide an executive compensation review for its executive management team to identify appropriate compensation levels in the market and recommend compensation programs for fiscal year 2014 and beyond. In addition, the Compensation Committee separately reviewed the overall compensation of the named executive officers in comparison to the compensation of executive officers at Mid-Atlantic banks with total assets comparable to that of the Company during the prior year. The Compensation Committee reviewed the base salary, bonus, value of stock compensation and value of option compensation of similarly-situated executive officers at Mid-Atlantic bank holding companies included in the ABA Compensation and Benefits Survey report. The survey is prepared annually by the ABA and is administered by enetrix, a Division of Gallup, Inc. The survey invitation was extended to over 5,000 banks of which 386 responded. Respondents provided data with respect to each institution’s salary and benefits by position in the organization. The results were reported by size of the institution and by region.
In September 2016, the Compensation Committee also engaged Chase to provide a board compensation review for its directors.
In 2015 and 2016, the Compensation Committee engaged Chase to provide an updated executive compensation review for Ms. Derrico and Mr. Porter to identify appropriate compensation levels in the market and recommend compensation programs for fiscal year 2016 and beyond. Chase created a peer group of fifteen publicly-traded banks, with median assets of  $1.2 billion, comprised of the following: WashingtonFirst Bankshares, Inc., American National Bankshares, Inc., Old Line Bancshares, Inc., C&F Financial Corporation, First United Corporation, Middleburg Financial Corporation, Eastern Virginia Bankshares, Inc., National Bankshares, Inc., Community Bankers Trust Corporation, Access National Corporation, Monarch Financial Holdings, Inc., Community Financial Corporation, Xenith Bankshares, Inc., Howard Bancorp, Inc. and Old Point Financial Corporation.
The Company did not benchmark the compensation of its named executive officers to a certain percentage or range of compensation within the market data provided in the survey. Instead, the Compensation Committee used this information as a point of reference for measurement, but not as the determinative factor in setting the compensation of the Company’s named executive officers. The Compensation Committee did not use the compensation data to “target” a specific compensation level for any given executive. Rather, the Compensation Committee uses its understanding of peer group compensation as a starting point for its decision making.
Because the comparative compensation information is just one of the analytical tools that are used in setting named executive officer compensation, the Compensation Committee has discretion in determining the nature and extent of its use. Further, given the limitations associated with comparative pay information for setting individual executive compensation, including the difficulty of assessing and comparing wealth accumulation through equity gains and post-employment amounts, the Compensation Committee may elect not to use the comparative compensation information at all in the course of making compensation decisions.
Other than as described herein, Chase did not provide any additional services to management or the Company in 2016.
In 2015, the Compensation Committee evaluated the independence of Chase in light of SEC rules and Nasdaq listing standards, which require consideration of the following factors: (i) whether any other services are provided to the Company by the consultant; (ii) the fees paid by the Company as a percentage of the consulting firm’s total revenue; (iii) the policies or procedures maintained by the consulting firm that are designed to prevent a conflict of interest; (iv) any business or personal relationships between the individual consultants involved in the engagement and a member of the Committee; (v) any company stock owned by the individual consultants involved in the engagement; and (vi) any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement. The Compensation Committee discussed these considerations and concluded that the engagement of Chase and the services provided to the Compensation Committee by Chase did not raise any conflict of interest.
Role of Executives in Establishing Compensation
The Compensation Committee makes all decisions with respect to compensation of the named executive officers, subject to review and approval by the full Board of Directors. The Chairman of the Board and Chief Executive Officer reviews the performance of the Company’s executive officers (other than herself and the President) and, based on that review, provides input regarding the performance of the other executive officers and makes recommendations to the Compensation Committee for compensation amounts payable to the other executive officers of the Company, including the other named executive officers. Neither the Chairman of the Board and Chief Executive Officer nor the President is involved with any aspect of determining her or his own pay.
Consideration of Last Year’s Advisory Stockholder Vote on Executive Compensation
At the 2016 annual meeting of stockholders, approximately 86% of the shares represented and entitled to vote at the annual meeting were voted to approve the compensation of the Company’s named executive officers, as discussed and disclosed in the 2016 Proxy Statement. In considering the results of this advisory vote on executive compensation, the Compensation Committee concluded that the compensation paid to our named executive officers and the Company’s overall pay practices enjoy strong stockholder support. In light of the strong stockholder support of the compensation paid to our named executive officers evidenced by the results of this advisory vote, the Board and the Compensation Committee have not made any specific changes to our executive compensation program for 2016.
At the 2011 annual meeting of stockholders, our stockholders expressed a preference that advisory votes on executive compensation be held on an annual basis. Consistent with this preference, the Board determined to implement an advisory vote on executive compensation on an annual basis until the next required vote on the frequency of stockholder votes on the compensation of executive officers, which our stockholders are voting on at the Annual Meeting.
Components of Executive Compensation
The principal components of the executive compensation program of the Company (through the Bank) are:
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base salary;

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cash incentive award;

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long-term equity incentive awards;

•
perquisites and other personal benefits; and

•
for certain of our named executive officers, a SERP and change in control agreements.

Base Salary
Salaries provide executive officers with a base level of monthly income and help achieve the objectives outlined above by attracting and retaining strong talent. Generally, base salaries are not based on specific measures of corporate performance, but are determined by tenure of service, scope of the position, including current job responsibilities, relative salaries of the Company’s peers and the officer’s individual performance and contribution to the Company. The Company’s base salaries are adjusted based on factors such as individual experience, individual performance, individual potential, cost of living considerations and specific issues particular to the Company as well as the Compensation Committee’s subjective judgment. The Compensation Committee monitors the base salary levels and the various incentives of the named executive officers of the Company to ensure that overall compensation is consistent with the Company’s objectives and remains competitive within the area of the Company’s operations.
As a result of the Compensation Committee’s review of compensation for each named executive officer, as discussed above, the Compensation Committee implemented an increase of 10% in the Chief Executive Officer’s base salary and 6% in the President’s base salary, and increases of approximately 4.5% - 5.0% in the base salaries of the other named executive officers, in each case effective July 2016.
Cash Incentive Awards
The purpose of the cash incentive award is to motivate, reward and retain the named executive officers who are critical to the Company’s ongoing success. In determining the cash incentive, the Compensation Committee takes into consideration the Company’s performance compared to its budget, stockholder return over the long term, the operating ratios of return on assets and return on equity and the efficiency ratio. In setting the goals and measuring an executive’s performance against those goals, the Company considers the performance of its competitors and general economic and market conditions. None of the factors included in the Company’s strategic and business goals are assigned a specific weight. Instead, the Compensation Committee recognizes that the relative importance of these factors may change in order to adapt the Company’s operations to specific business challenges and to reflect changing economic and marketplace conditions. In addition, the Compensation Committee may also perform a subjective evaluation of the extent to which the named executive officers contributed to the enhancement of the Company during an acquisition and/or exhibited team oriented behavior that contributed to the success of the Company. The Compensation Committee considers the Chief Executive Officer’s and President’s participation in the SERP and the benefits to be provided by that plan when determining the cash incentive to be paid to those individuals. As a result of the Compensation Committee’s review of compensation for each named executive officer, as discussed above, as well as a general review of market data for Ms. Derrico and Mr. Porter, the Compensation Committee awarded each of Messrs. Baker, Lagos, Porter and Stevens a cash incentive award of  $6,000, $6,000, $182,100 and $5,000, respectively, and for Ms. Derrico, $268,330, as reported in the “Bonus” column of the Summary Compensation table later in this Proxy Statement.
Long-Term Equity Incentive Awards
The Company maintains an equity compensation program for its named executive officers and other key employees, in order to attract, retain and motivate key employees and enable those persons to participate in the long-term success of the Company. Stock options have been the Company’s only form of long-term incentive compensation, and may be subject to performance-based and/or time-based vesting requirements. Stock options currently outstanding have been granted pursuant to two Company plans: the Company’s 2004 Stock Option Plan (the “2004 Plan”) and the Company’s 2010 Stock Awards and Incentive Plan (the “2010 Plan”). Similar to prior years, the Compensation Committee granted stock options to each of the named executive officers, in 2016, as reported in the Grants of Plan-Based Awards for 2016 table later in this Proxy Statement.
Perquisites and Employee Benefit Plans
Perquisites represent a small part of the Company’s executive compensation program. The Compensation Committee reviews annually the perquisites provided to the named executive officers, and offers such benefits after consideration of the business need. Currently, the Company provides a car allowance to Mr. Porter and, for Ms. Derrico and Mr. Porter, a part time personal assistant as described in the footnotes to the Summary Compensation Table. The named executive officers are eligible to participate in the same employee benefits plans that are generally available to all Company employees.
Supplemental Executive Retirement Plan (SERP)
Effective August 1, 2007, the Bank entered into a SERP with each of the Chief Executive Officer and the President to encourage such officers to remain employees of the Bank and the Company. The SERP is designed to provide a certain level of post-retirement income to the two individuals who have a significant impact on the long-term growth and profitability of the Company. See “Pension Benefits,” below, for additional information regarding the SERP.

Change in Control Agreements
In 2006, the Company entered into change in control agreements with Ms. Derrico, Mr. Porter and Mr. Baker. The Compensation Committee believes that these agreements are important retention tools and encourage the executive’s attention to the Bank during times that may create personal uncertainties for the executives. See “Potential Benefits Upon Termination or Change in Control,” below, for additional information regarding the change in control agreements.
Merger-Related Compensation
For a discussion of the compensation that is or may become payable to the named executive officers that is based on or otherwise relates to the Company’s proposed merger with EVBS, please see the section entitled “Interests of Certain SONA Directors and Executive Officers in the Merger” in our definitive proxy statement for the special meeting of stockholders that will be held on June 21, 2017, which was filed with the SEC on May 11, 2017.
Summary Compensation Table
The following table provides information regarding the compensation paid or accrued by the Company to or on behalf of the Company’s Chief Executive Officer, Chief Financial Officer and the other three most highly compensated executive officers of the Company (determined as of the end of the last fiscal year) (the “named executive officers”) for the fiscal years ended December 31, 2016, 2015 and 2014. As of the end of the last fiscal year, in addition to the Chief Executive Officer and the Chief Financial Officer, Thomas P. Baker, R. Roderick Porter and William H. Stevens were the only other executive officers of the Company and the Bank.
Name	Year	Salary ($)	Bonus ($)	Option Awards ($)(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(2)	All Other Compensation ($)(3)	Total ($)
Thomas P. Baker Senior Vice President and Chief Credit Officer	2016	204,500	6,000	3,150	—	—	213,650
	2015	197,062	5,000	2,040	—	—	204,102
	2014	191,296	5,000	14,400	—	—	210,696
Georgia S. Derrico Chairman of the Board and Chief Executive Officer	2016	426,888	268,330	15,120	294,481	27,780	1,032,599
	2015	388,080	313,000	12,240	240,127	21,850	975,297
	2014	360,800	62,400	69,120	203,435	24,066	719,821
William H. Lagos Senior Vice President Chief Financial Officer	2016	173,825	6,000	3,780	—	—	183,605
	2015	166,500	6,000	2,805	—	—	175,305
	2014	158,999	5,000	14,400	—	—	178,399
R. Roderick Porter President and Chief Operating Officer	2016	294,906	182,100	15,120	200,536	34,980	727,642
	2015	276,324	193,000	12,240	162,432	29,050	673,046
	2014	259,995	52,400	69,120	137,042	31,267	549,824
William H. Stevens Executive Vice President and Chief Credit Risk Officer	2016	184,500	5,000	2,835	—	—	192,335
	2015	175,696	4,500	2,040	—	—	182,236
	2014	168,896	3,500	8,640	—	—	181,036

(1)
Represents the aggregate grant date fair value of stock options awarded pursuant to the Company’s Option Plans in the applicable fiscal year, computed in accordance with ASC Topic 718. Assumptions used in the calculation of the amounts for 2016 are included in Note 13 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2016 included in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC. Assumptions used in the calculation of the amounts for 2015 are included in Note 13 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2015 included in its Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC. Assumptions used in the calculation of the amounts for 2014 are included in Note 13 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2014 included in its Annual Report on Form 10-K for the year ended December 31, 2014 filed with the SEC.
(2)
Reflects the aggregate change in the actuarial present value of the named executive officer’s accumulated benefit under the SERP.

(3)
For 2016, includes $17,780 for each of Ms. Derrico and Mr. Porter, which is one-quarter of the total 2016 compensation of  $71,121 of a bank employee who devotes 25% of her time acting as a personal assistant to Georgia S. Derrico, 25% of her time acting as a personal assistant to R. Roderick Porter and 50% of her time to the Bank. Also includes $10,000 for Ms. Derrico and $10,000 for Mr. Porter pursuant to the Company’s stock matching program. For Mr. Porter, also includes $7,200 for an automobile allowance.

Grants of Plan-Based Awards in Fiscal Year 2016
The following table below sets forth the individual grants of awards made to each of the named executive officers during 2016. All option grants were made under the 2010 Plan.
Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)(1)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Option Awards ($)(2)
Thomas P. Baker	06/17/16	5,000	11.99	3,150
Georgia S. Derrico	06/17/16	24,000	11.99	15,120
William H. Lagos	06/17/16	6,000	11.99	3,780
R. Roderick Porter	06/17/16	24,000	11.99	15,120
William H. Stevens	06/17/16	4,500	11.99	2,835

(1)
The options vest 20% on each of the first five anniversaries of the grant date.

(2)
Represents the grant date fair value of stock options awarded pursuant to the Company’s 2010 Plan in 2016, computed in accordance with ASC Topic 718. Assumptions used in the calculation of the amounts are included in Note 13 to the Company’s consolidated financial statements for the fiscal year ended December 31, 2016 included in its Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC.

Outstanding Equity Awards at 2016 Fiscal Year-End
The following table contains information concerning the named executive officers’ outstanding stock options as of December 31, 2016. As of December 31, 2016, the named executive officers did not hold any stock awards.
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Thomas P. Baker	2,000	—	9.20	01/23/2018
	2,000	—	5.50	01/27/2019
	2,000	—	8.02	07/29/2019
	3,000	—	7.04	07/27/2020
	15,000	—	7.20	03/21/2021
	4,000	1,000(1)	7.92	12/05/2022
	3,000	2,000(2)	9.14	06/21/2023
	2,000	3,000(3)	10.47	07/22/2024
	1,000	3,000(4)	11.43	06/19/2025
	—	5,000(5)	11.99	06/17/2026
Georgia S. Derrico	10,000	—	9.20	01/23/2018
	11,000	—	5.50	01/27/2019
	5,000	—	8.02	07/29/2019
	5,000	—	7.04	07/27/2020
	20,000	—	7.20	03/21/2021
	16,000	4,000(1)	7.92	12/05/2022
	12,000	8,000(2)	9.14	06/21/2023
	9,600	14,400(3)	10.47	07/22/2024
	4,800	19,200(4)	11.43	06/19/2025
	—	24,000(5)	11.99	06/17/2026
William H. Lagos	3,500	—	9.20	01/23/2018
	2,000	—	5.50	01/27/2019
	2,000	—	8.02	07/29/2019
	2,500	—	7.04	07/27/2020
	4,000	—	7.20	03/21/2021
	3,200	800(1)	7.92	12/05/2022
	2,400	1,600(2)	9.14	06/21/2023
	2,000	3,000(3)	10.47	07/22/2024
	1,100	4,400(4)	11.43	06/19/2025
	—	6,000(5)	11.99	06/17/2026
R. Roderick Porter	10,000	—	9.20	01/23/2018
	11,000	—	5.50	01/27/2019
	5,000	—	8.02	07/29/2019
	5,000	—	7.04	07/27/2020
	20,000	—	7.20	03/21/2021
	16,000	4,000(1)	7.92	12/05/2022
	12,000	8,000(2)	9.14	06/21/2023
	9,600	14,400(3)	10.47	07/22/2024
	4,800	19,200(4)	11.43	06/19/2025
	—	24,000(5)	11.99	06/17/2026
William H. Stevens	1,500	—	9.20	01/23/2018
	1,500	—	5.50	01/27/2019
	1,500	—	7.04	07/27/2020
	2,000	500(1)	7.92	12/05/2022
	1,500	1,000(2)	9.14	06/21/2023
	1,200	1,800(3)	10.47	07/22/2024
	800	3,200(4)	11.43	06/19/2025
	—	4,500(5)	11.99	06/17/2026

(1)
The options vest on December 5, 2017.

(2)
The options vest in two equal installments on each of June 21, 2017 and 2018.

(3)
The options vest in three equal installments on each of July 22, 2017, 2018 and 2019.

(4)
The options vest in four equal installments on each of June 19, 2017, 2018, 2019 and 2020.

(5)
The options vest in five equal installments on each of June 17, 2017, 2018, 2019, 2020 and 2021.

Pension Benefits
The table below shows the present value of accumulated benefits payable to each of Ms. Derrico and Mr. Porter, and the number of years of service credited to each such named executive officer under his or her supplemental executive retirement agreement (“SERP”). Messrs. Baker, Lagos and Stevens do not participate in a SERP.
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Last Fiscal Year ($)
Thomas P. Baker	—	—	—	—
Georgia S. Derrico	SERP	9.42	1,462,400	—
William H. Lagos	—	—	—	—
R. Roderick Porter	SERP	9.42	1,060,765	—
William H. Stevens	—	—	—	—

(1)
Reflects the amounts accrued by the Company for the named executive officer’s accumulated benefit under the Supplemental Executive Retirement Plan, for the period from August 1, 2007, the effective date of the SERP, through December 31, 2016. The vested benefit accruals are based upon a schedule that will not vary due to any changes with general interest rate or discount rates used in the marketplace.

Ms. Derrico’s and Mr. Porter’s individual SERPs are unfunded nonqualified deferred compensation plans for purposes of Title I of ERISA. The SERPs were originally effective August 1, 2007 and provide that if the executive remains in employment through August 1, 2017, the executive will be entitled to ten annual payments beginning on the first day of the seventh month following the executive’s separation from service in an annual amount equal to $137,357 for Ms. Derrico and $106,330 for Mr. Porter. The SERPs were amended effective April, 2010 to increase the amounts to $159,701 for Ms. Derrico and to $123,627 for Mr. Porter. In 2014, the SERPs were amended to increase the amounts to $203,742 for Ms. Derrico and to $146,816 for Mr. Porter. The SERPs were further amended effective September 1, 2015 to increase the amounts to $213,582 for Ms. Derrico and to $153,964 for Mr. Porter. The annual benefit is designed to replace 50% of each executive’s estimated salary as of retirement.
The SERPs also provide that in the event of the executive’s death prior to August 1, 2017, the executive’s beneficiary will receive a lump sum payment of the executive’s accrued benefit under the SERP as of the executive’s death. If the executive dies subsequent to the commencement of his or her ten annual payments, the remainder of the payments will be made to the executive’s beneficiary. If the executive becomes disabled prior to August 1, 2017, the executive will receive a lump sum payment of his or her accrued benefit as of the date of disability payable when the executive reaches age 65 or, if later, the first day of the month following the executive’s disability. If the executive has a separation from service prior to August 1, 2017, the executive will receive his or her accrued benefit payable in ten annual installments and beginning the first day of the seventh month following the executive’s separation from service. If the separation from service follows a change in control, the executive will receive the full normal retirement benefit payable in ten annual installments and beginning the first day of the seventh month following the executive’s separation from service. The executives are always 100% vested in their accrued benefits under the SERPs.

Potential Payments Upon Termination or Change in Control
Change in Control Agreements
In August 2006, the Company and the Bank entered into change in control agreements with Ms. Derrico, Mr. Porter and Mr. Baker. These agreements provide such officers certain lump sum cash payments in the event the officer’s employment is terminated without cause at any time or if, following a change in control, such employment is terminated by the executive for “good reason” and the officer signs the form of mutual general release.
For purposes of the change in control agreements, “cause” is defined as:
•
the officer’s commission of a willful act (including, without limitation, a dishonest or fraudulent act which dishonest or fraudulent act results in personal gain to the officer) or a grossly negligent act, or the willful or grossly negligent omission to act by the officer, which causes material financial or reputational harm to the Company or an affiliate of the Company;

•
the officer’s conviction of, or plea of nolo contendere to, any felony involving dishonesty or fraud or that causes significant material financial or reputational injury to the Company or an affiliate; or

•
the officer’s willful neglect of, or continued failure to substantially perform, in any material respect, his or her duties (as assigned to the officer from time to time) or obligations, including a material violation of the Company’s or an affiliate’s policy or procedures to the Company or an affiliate other than any such failure resulting from the officer’s incapacity due to physical or mental illness.

Under the change in control agreements, “good reason” is defined as one of the following events, without the written consent of the officer, following a Change in Control:
•
the assignment to the officer of duties materially inconsistent with the officer’s then-current level of authority or responsibilities, or any other action by the Company or an affiliate that results in a material diminution in the officer’s position, compensation, authority, duties or responsibilities;

•
a breach by the Company or an affiliate of any material term or covenant of any agreement with the officer;

•
a requirement that the officer be based at any office or location that is more than twenty-five (25) miles from the officer’s principal office location immediately preceding a change in control; or

•
a failure by any successor (whether direct or indirect by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of the Company or the affiliate employing the officer to assume expressly and agree to perform the change in control agreement in the same manner and to the same extent that the Company or any affiliate would be required to perform it if no such succession had taken place.

Under the change in control agreements, a “Change in Control” is defined generally to mean a change in the ownership of the Company or the Bank, a change in the effective control of the Company or the Bank or a change in the ownership of a substantial portion of the assets of the Company or the Bank as provided under Section 409A of the Internal Revenue Code of 1986, as amended from time to time (the “Code”). A Change in Control will not be deemed to have occurred as a result of any acquisition of securities or assets of the Company, the Bank, or a subsidiary of either of them, by the Company, the Bank, or any subsidiary of either of them, or by any employee benefit plan maintained by any of them.
Upon a qualifying termination, the executive will receive a lump sum cash payment equal to a multiple (three times for Ms. Derrico, two times for Mr. Porter and 1.5 times for Mr. Baker) of the sum of his or her annual base salary and target bonus as set by the Board, or if the Board has not set a target bonus, the bonus paid by the Company or the Bank for the year prior to the year in which termination occurs. In addition to the cash payment, the executives will receive continuation of health insurance for a period ending on the earlier of  (x) the date of receipt of comparable benefits from a new employer or (y) 24 months. The agreement also provides that the executive’s equity awards will become fully-vested. The

Company and the Bank have also agreed to pay the excise tax that may be levied on “excess parachute payments” under Section 4999 of the Code, plus all taxes on such payments (known as a “gross-up payment”). All such payments and benefits are subject to any prohibitions, limitations and restrictions that may be applicable under the Federal Deposit Insurance Act and the regulations of the FDIC. The officers will also be entitled to the indemnity provided by the Company’s Articles of Incorporation, as amended, and Amended and Restated Bylaws and to any directors and officers liability insurance to the same extent, upon a change in control, as other of the Company’s or affiliate’s directors and officers are covered.
In consideration of these benefits, the officers have agreed:
•
to maintain the confidentiality of the Company’s and the Bank’s trade secrets;

•
not to compete with the Company and the Bank for the longer of 12 months after termination of employment or the period during which payments under the change in control agreement are being made (the “Restricted Period”);

•
not to solicit the Company’s or the Bank’s employees during the Restricted Period;

•
not to solicit the Company’s or the Bank’s customers during the Restricted Period; and

•
to sign a mutual general release, releasing the Company and the Bank of all potential claims relating to the officer’s employment and covenanting not to sue the Company or the Bank on any such claims.

The table below reflects estimates of the amount of compensation that would be payable to Ms. Derrico and Messrs. Porter and Baker upon a qualifying termination under the change in control agreements on December 31, 2016, and does not take into account compensation that is or may become payable to the named executive officers that is based on or otherwise relates to the Company’s proposed merger with EVBS or any new compensation arrangements entered into in connection with such proposed merger. Actual amounts that would be paid out can only be determined at the time of such qualifying termination.
Name	Salary and Bonus ($)(1)	Health Insurance Benefits ($)(2)	Value of Unvested Equity Awards ($)(3)	280G Gross- Up Payment ($)(4)	Sum of Termination Benefits under Change in Control Agreement ($)
Georgia Derrico	2,280,648	16,541	374,480	1,273,207	3,944,876
R. Roderick Porter	993,000	16,541	374,480	489,354	1,873,375
Thomas P. Baker	321,000	16,541	76,910	—	414,451

(1)
Reflects an amount equal to three times, in the case of Ms. Derrico, two times, in the case of Mr. Porter, and 1.5 times, in the case of Mr. Baker, the sum of annual base salary as of December 31, 2016 plus the actual bonus awarded for 2015.

(2)
Reflects the cost of continuing to provide the executive with health insurance for 24 months.

(3)
Reflects the value of unvested stock options based on the spread between the exercise price and $16.34, the closing price of the Company’s Common Stock on the NASDAQ Global Market on December 30, 2016, the last trading day of the 2016 fiscal year.

(4)
Reflects the estimated 280G gross-up payment, which is a payment that may be made only in the context of a change in control, based upon a 280G excise tax rate of 20%, a 39.6% federal income tax rate, a 2.35% Medicare tax rate and a 5.75% state income tax rate.

Supplemental Executive Retirement Plans
As described earlier in this Proxy Statement, effective August 1, 2007, the Bank entered into a SERP with each of Ms. Derrico and Mr. Porter. In the event of the executive’s termination of employment following a change in control of the Company, the executive would be entitled to receive his or her full normal retirement benefit under the SERP, regardless of the time of the change in control, payable in ten annual installments and beginning the first day of the seventh month following the executive’s separation from service. Assuming that these conditions for a payment under the SERP had been met as of December 31, 2016, Ms. Derrico and Mr. Porter would have been entitled to receive from the Bank an annual payment equal to $213,582 and $153,964, respectively, beginning seven months after termination and continuing for ten years. If the above payments constituted parachute payments under Section 280G of the Code, Ms. Derrico and Mr. Porter would also be entitled to receive gross-up payments to cover the applicable amount of taxes.
In the event of the executive’s termination of employment not for cause (as defined in the SERP), death, or disability, in each case prior to a change in control, the executive would be entitled to receive his or her accrued benefits under the SERP calculated as of the date of termination. The accrued benefit is the benefit accrued and recorded by the Company on behalf of the officer pro-rated based on the number of full months the officer was employed during the year of termination. Assuming that these conditions for a payment under the SERP had been met as of December 31, 2016, Ms. Derrico and Mr. Porter would have been entitled to receive from the Bank a payment equal to $1,462,400 and $1,060,7665, respectively, paid out in ten equal annual installments. In the event of the executive’s termination of employment for cause (as defined in the SERP), the executive would forfeit his or her SERP benefits.
For additional information regarding the SERP, please see the Pension Benefits Table earlier in this Proxy Statement.
Treatment of Stock Options upon a Change in Control
For all stock options granted under the 2004 Plan, the individual award agreements between the Company and the executive provide that if a tender offer or exchange offer for shares of the Company’s Common Stock (other than such an offer by the Company) is commenced, or if the stockholders of the Company approve an agreement providing either for a transaction in which the Company will cease to be an independent publicly-owned institution or for the sale or other disposition of all or substantially all of the assets of the Company, all outstanding stock options will immediately vest and become fully exercisable.
For all stock options granted under the 2010 Plan, the individual award agreements between the Company and the executive provide that if any of the following change of control events occurs, all outstanding options will immediately vest and become exercisable: (i) the Company is not the surviving entity in any merger, consolidation or other reorganization (or survives only as a subsidiary of an entity other than a previously wholly-owned subsidiary of the Company), (ii) the Company’s subsidiary bank is merged or consolidated into, or otherwise acquired by, an entity other than a wholly-owned subsidiary of the Company, (iii) the Company sells, leases or exchanges all or substantially all of its assets to any other person or entity (other than a wholly-owned subsidiary of the Company), (iv) the Company is to be dissolved and liquidated, (v) any person or entity, including a “group” as contemplated by Section 13(d)(3) of the 1934 Act, acquires or gains ownership or control (including, without limitation, power to vote) of more than 50% of the outstanding shares of the Company’s voting stock (based upon voting power), or (vi) as a result of or in connection with a contested election of directors, the persons who were directors of the Company before such election cease to constitute a majority of the Board.
Assuming such an event occurred on December 31, 2016, Ms. Derrico and Messrs. Baker, Lagos, Porter and Stevens would have received a benefit of  $374,480, $76,910, $83,570, $374,480 and $57,263, respectively, which reflects the value of unvested stock options based on the spread between the exercise price and $16.34, the closing price of the Company’s Common Stock on the NASDAQ Global Market on December 30, 2016, the last trading day of the 2016 fiscal year.
Treatment of Stock Options upon Termination of Employment Without a Change in Control, Death or Disability
Pursuant to the 2004 and 2010 Plan, if the executive ceases to be a director or employee of the Company for any reason other than death or disability, he may, at any time within three months after his date of termination, or such longer period as may be determined by the Compensation Committee, exercise any option only to the extent it was vested and he was entitled to exercise the option on the date of termination. Any options which are not so exercised will terminate and be forfeited. If the executive dies or ceases to be a director, officer or employee of the Company due to his disability, all of his or her unvested options will immediately become vested and exercisable and the executive, or the person or persons to whom the option is transferred by will or by the laws of descent and distribution, may, at any time within 12 months after the death or date of termination, or such longer period as may be determined by the Compensation Committee, exercise any option with respect to all shares subject thereto. Any options which are not so exercised will terminate and be forfeited. Assuming the executive’s death or disability occurred on December 31, 2016, Ms. Derrico and Messrs. Baker, Lagos, Porter and Stevens would have received a benefit $374,480, $76,910, $83,570, $374,480 and $57,263, respectively, which reflects the value of unvested stock options based on the spread between the exercise price and $16.34, the closing price of the Company’s Common Stock on the NASDAQ Global Market on December 30, 2016, the last trading day of the 2016 fiscal year. Any options which are not exercised within the periods described above (three months for termination other than death or disability and one year due to death or disability) will terminate and be forfeited.
Merger-Related Compensation
For a discussion of the compensation that is or may become payable to the named executive officers that is based on or otherwise relates to the Company’s proposed merger with EVBS, please see the section entitled “Interests of Certain SONA Directors and Executive Officers in the Merger” in our definitive proxy statement for the special meeting of stockholders that will be held on June 21, 2017, which was filed with the SEC on May 11, 2017.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2016, no executive officer of the Company served as (1) a member of a compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on the Company’s Compensation Committee, (2) a director of another entity, one of whose executive officers served on the Company’s Compensation Committee or (3) a member of the compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of the Company. In addition, none of the members of the Compensation Committee (a) was an officer or employee of the Company or any of its subsidiaries in 2016; (b) was formerly an officer or employee of the Company or any of its subsidiaries or (c) had any relationship that required disclosure under “Certain Relationships and Related Party Transactions.”

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report of the Compensation Committee shall not be deemed to be incorporated by reference into any such filing.
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review, has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
The Compensation Committee
John J. Forch (Chairman)
Neil J. Call
Charles A. Kabbash
Frederick L. Bollerer

AUDIT COMMITTEE REPORT
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement or future filings with the Securities and Exchange Commission, in whole or in part, the following report of the Audit Committee shall not be deemed to be incorporated by reference into any such filing.
In accordance with its written charter adopted by the Company’s Board of Directors, the Company’s Audit Committee assists the Board in fulfilling its responsibility to oversee the quality and integrity of the accounting, auditing and financial reporting practices of the Company. The Board of Directors has determined that each Audit Committee member is independent in accordance with the listing standards of the NASDAQ Stock Market and in Section 10A of the Securities Exchange Act of 1934, as amended, and that Neil J. Call has the requisite attributes of an “audit committee financial expert” as defined by the rules and regulations of the SEC.
In discharging its oversight responsibility as to the audit process, the Audit Committee (1) obtained from the independent registered public accounting firm a formal written statement describing all relationships between the independent registered public accounting firm and the Company that might bear on the independent registered public accounting firm’s independence consistent with the applicable requirements of the Public Company Accounting Oversight Board, (2) discussed with the independent registered public accounting firm any relationships that may impact their objectivity and independence and (3) satisfied itself as to the independent registered public accounting firm’s independence. The Audit Committee also discussed with management, the internal auditors and the independent registered public accounting firm the quality and adequacy of the Company’s internal controls. The Audit Committee reviewed with both the independent registered public accounting firm and the internal auditors their audit plans, audit scope and identification of audit risks.
The Audit Committee discussed and reviewed with the independent registered public accounting firm all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, “Communication with Audit Committees.” With and without management present, the Audit Committee discussed and reviewed the results of the internal and external audit examinations.
The Audit Committee reviewed with management and the independent registered public accounting firm the audited financial statements of the Company as of and for the fiscal year ended December 31, 2016. Management has the responsibility for the preparation of the Company’s financial statements and the independent registered public accounting firm has the responsibility for the examination of those statements.
Based on the above-mentioned review and discussions with management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2016, for filing with the Securities and Exchange Commission.
The Audit Committee
Neil J. Call (Chairman)
John J. Forch
Frederick L. Bollerer

FEES AND SERVICES OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The following table sets forth the fees billed to the Company for the fiscal years ending December 31, 2016 and 2015 by Dixon Hughes Goodman LLP:
	2016	2015
Audit fees(1)	$252,000	$242,500
Audit related fees(2)	22,500	20,000
Tax fees	—	—
All other fees	—	—

(1)
Includes fees billed for professional services rendered in connection with the audits of the Company’s annual consolidated financial statements, audit of internal control over financial reporting and quarterly reviews of the Company’s consolidated financial statements.

(2)
Includes fees billed for professional services rendered in connection with the audit of the Company’s employee benefit plan.

The Audit Committee will consider, on a case-by-case basis, and approve, if appropriate, all audit and permissible non-audit services to be provided by the Company’s independent registered public accounting firm. Pre-approval of such services is required unless a “de minimus” exception is met. To qualify for the “de minimus” exception, the aggregate amount of all such services provided to the Company must constitute not more than five percent of the total amount of revenues paid by the Company to its independent registered public accounting firm during the fiscal year in which the non-audit services are provided; such services were not recognized by the Company at the time of the engagement to be non-audit services; and the non-audit services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approval has been delegated by the Committee.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Related Party Employees
R. Devon Porter, the son of both Georgia Derrico, the Chairman of the Board and Chief Executive Officer of the Company and the Bank, and R. Roderick Porter, a director and President and Chief Operating Officer of the Company and the Bank, is employed as a Senior Vice President of the Bank and is Secretary of the Company and the Bank, and received a salary, bonus and stock awards totaling approximately $141,895 in 2016, as well as benefits consistent with those provided to other employees with equivalent qualifications and responsibilities.
Relationships in the Ordinary Course
Many of the directors and executive officers of the Company and the Bank and their associates, which include corporations, partnerships and other organizations in which they are officers or partners or in which they and their immediate families have at least a 5% interest, are customers of the Bank. Loans to directors and executive officers and certain significant stockholders of the Company and the Bank are subject to limitations contained in the Federal Reserve Act, the principal effect of which is to require that extensions of credit by the Bank to executive officers, directors and certain significant stockholders of the Company and the Bank satisfy the following standards: the loans (i) are on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with persons unaffiliated with the Company and (ii) do not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2016, there were no such loans outstanding, but the Company expects the Bank to have such transactions or transactions on a similar basis with the directors, executive officers and certain significant stockholders of the Company and the Bank and their associates in the future.
Policy Concerning Related Party Transactions
Pursuant to the Company’s policy, the Board of Directors is required to review all related party transactions for potential conflicts of interest. Under the policy, any related party transaction may be consummated or may continue only (1) if the Board approves or ratifies such transaction and if the transaction is on terms comparable to those that could be obtained in arms’-length dealings with an unrelated third party, (2) if the transaction involves compensation that has been approved by the Company’s Compensation Committee or (3) if the transaction has been approved by the disinterested members of the Board of Directors. The Board may approve or ratify the related party transaction only if the Board determines that, under all of the circumstances, the transaction is in the best interests of the Company.

BENEFICIAL OWNERSHIP OF COMMON STOCK BY
MANAGEMENT OF THE COMPANY AND PRINCIPAL STOCKHOLDERS
The following table sets forth certain information regarding the beneficial ownership of the Company Common Stock as of April 26, 2017, by (1) each director, director nominee and named executive officer of the Company, (2) each person who is known by the Company to own beneficially 5% or more of the Common Stock and (3) all directors, director nominees and named executive officers as a group. Unless otherwise indicated, based on information furnished by such stockholders, management of the Company believes that each person has sole voting and dispositive power over the shares indicated as owned by such person and the address of each stockholder is the same as the address of the Company.
Name	Position With the Company and the Bank	Number of Shares of Common Stock Owned	Percentage Beneficially Owned(1)
5% or Greater Holders:
E.S. Barr & Company 1999 Richmond Road, Suite 1B Lexington, Kentucky 40502	Investor	650,739(2)	5.3%
Corbyn Investment Management, Inc., et al Suite 108 2330 W. Joppa Road Lutherville, Maryland 21093	Investor	613,394(3)	5.0%
Directors and Executive Officers:
Georgia S. Derrico(4)	Chairman of the Board and Chief Executive Officer of the Company and the Bank	726,143(5)	5.9%
R. Roderick Porter(4)	Vice Chairman of the Board and President and Chief Operating Officer of the Company and the Bank	726,143(6)	5.9%
Neil J. Call	Director of the Company and the Bank	126,598(7)	1.0%
Charles A. Kabbash	Director of the Company and the Bank	107,070(8)	*
John J. Forch	Director of the Company and the Bank	57,311(9)	*
Frederick L. Bollerer	Director of the Company and the Bank	27,746(10)	*
W. Bruce Jennings	Director of the Company and the Bank	39,833(11)	*
Robert Y. Clagett	Director of the Company and the Bank	23,795	*
William H. Lagos	Senior Vice President and Chief Financial Officer of the Company and the Bank	58,652(12)	*
William H. Stevens	Executive Vice President and Chief Credit Risk Officer of the Bank	24,017(13)	*
Thomas P. Baker	Senior Vice President and Chief Credit Officer of the Bank	61,139(14)	*
Directors, Director Nominees and Named Executive Officers as a Group (11 persons)		1,252,304	10.2%

*
Indicates ownership which does not exceed 1.0%.

(1)
The percentage beneficially owned was calculated based on 12,330,043 shares of Company Common Stock outstanding as of April 26, 2017 and assumes the exercise by the stockholder or group named in each row of all options or warrants for the purchase of Company Common Stock held by such stockholder or group and exercisable within 60 days of April 26, 2017.

(2)
The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the SEC on February 14, 2017 jointly by E.S. Barr & Company, Edward S. Barr and E.S. Barr Holdings, LLC. The shares reflected in the table as of December 31, 2016 are held in the aggregate in numerous accounts of clients of E.S. Barr & Company, a registered investment adviser which has the power to direct the disposition of such shares. E.S. Barr Holdings, LLC owns all of the outstanding shares of common stock of E.S. Barr & Company. Edward S. Barr is the President and a director of E.S. Barr & Company and is a manager and majority equity holder of E.S. Barr Holdings, LLC. In addition, 14,080 shares of Common Stock are held by Mr. Barr individually. E.S. Barr Holdings, LLC and Mr. Barr disclaim beneficial ownership of any shares of Common Stock not held of record by them.

(3)
The information regarding beneficial ownership is included in reliance on a Schedule 13G filed with the SEC on January 24, 2017 jointly on behalf of Corbyn Investment Management, Inc., et al, Corbyn Investment Management, Inc. and Greenspring Fund, Inc. (collectively, the “Corbyn Group”). The Corbyn Group may be deemed to have beneficial ownership of the shares reflected in the table as of December 31, 2016. The Corbyn Group reported aggregate beneficial ownership of 613,394 shares, or 5.0% of the Company’s common stock as of such date.

(4)
Ms. Derrico and Mr. Porter are married. Ms. Derrico and Mr. Porter together beneficially own 11.8% of the outstanding shares of Common Stock.

(5)
Includes (a) 374,302 shares of Common Stock held jointly with Mr. Porter, (b) 105,375 shares of Common Stock held of record by an IRA account for the benefit of Ms. Derrico, (c) 45,235 shares of Common Stock held of record by an IRA account for the benefit of Mr. Porter, (d) 6,814 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Ms. Derrico, (e) 6,867 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Mr. Porter, (f) 93,400 shares of Common Stock which may be acquired upon the exercise of stock options granted to Ms. Derrico under the Option Plans and (g) 93,400 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Porter under the Option Plans.

(6)
Includes (a) 374,302 shares of Common Stock held jointly with Ms. Derrico, (b) 45,235 shares of Common Stock held of record by an IRA account for the benefit of Mr. Porter, (c) 105,375 shares of Common Stock held of record by an IRA account for the benefit of Ms. Derrico, (d) 6,867 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Mr. Porter, (e) 6,814 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Ms. Derrico, (f) 93,400 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Porter under the Option Plans and (g) 93,400 shares of Common Stock which may be acquired upon the exercise of stock options granted to Ms. Derrico under the Option Plans.

(7)
Includes (a) 4,800 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Call under the Option Plans and (b) 18,700 shares of Common Stock held jointly by Mr. Call and his spouse.

(8)
Includes (a) 32,303 shares of Common Stock held jointly by Mr. Kabbash and his spouse, (b) 11,520 shares of Common Stock held of record by an IRA account for the benefit of Mr. Kabbash, (c) 6,862 shares of Common Stock held of record by an IRA account for the benefit of Mr. Kabbash’s spouse, (d) 11,000 shares of Common Stock held in The Charles A. Kabbash Revocable Trust and (e) 2,800 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Kabbash under the Option Plans.

(9)
Includes (a) 5,000 shares of Common Stock held of record by an IRA account for the benefit of Mr. Forch, (b) 6,800 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Forch under the Option Plans, (c) 810 shares of Common Stock held of record in a profit sharing plan and (d) 44,701 shares of Common Stock held jointly by Mr. Forch and his spouse.

(10)
Includes 14,157 shares of Common Stock held of record by an IRA account for the benefit of Mr. Bollerer.

(11)
Includes (a) 11,000 shares of Common Stock held in the W. Bruce Jennings Revocable Living Trust, of which Mr. Jennings is the trustee, (b) 18,533 shares of Common Stock held in the WBJ Irrevocable Trust, of which Mr. Jennings is the trustee, (c) 5,500 shares of Common Stock held of record by an IRA account for the benefit of Mr. Jennings and (d) 4,800 shares of Common Stock which may be acquired upon the exercise of stock options granted to Mr. Jennings under the Option Plans.

(12)
Includes (a) 2,795 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Mr. Lagos and (b) 22,700 shares of Common Stock which may be acquired upon exercise of stock options granted to Mr. Lagos under the Option Plans.

(13)
Includes (a) 4,454 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Mr. Stevens, (b) 1,492 shares of Common Stock held of record by an IRA account for the benefit of Mr. Stevens and (c) 10,000 shares of Common Stock which may be acquired upon exercise of stock options granted to Mr. Stevens under the Option Plans.

(14)
Includes (a) 4,418 shares of Common Stock held of record by the Company’s 401(k) Plan as custodian for Mr. Baker, (b) 721 shares of Common Stock held of record by an IRA account for the benefit of Mr. Baker and (c) 34,000 shares of Common Stock which may be acquired upon exercise of stock options granted to Mr. Baker under the Option Plans.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires the Company’s directors and executive officers and persons who own more than 10% of the outstanding Common Stock to file reports of ownership and changes in ownership of Common Stock and other equity securities of the Company with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16 forms they file.
Based solely on the Company’s review of the copies of such reports furnished to it and representations from certain reporting persons that they have complied with the applicable filing requirements, the Company believes that during the year ended December 31, 2016, all Section 16(a) filing requirements applicable to its officers and directors were complied with by such persons, except that each of Ms. Derrico and Messrs. Baker, Lagos, Porter and Stevens had one late Form 4 filing with respect to stock options granted by the Company in June 2016.

Proposal 2.
PROPOSAL TO RATIFY APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Based on the Audit Committee’s approval and recommendation, the Board of Directors has selected Dixon Hughes Goodman LLP (“Dixon Hughes Goodman”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting.
At the Annual Meeting, the stockholders will be asked to consider and act upon a proposal to ratify the appointment of Dixon Hughes Goodman. The ratification of such appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote and present in person or represented by proxy at the Annual Meeting. Representatives of Dixon Hughes Goodman will be present at the Annual Meeting, will be given an opportunity to make a statement (if they desire to do so) and will be available to respond to appropriate questions from stockholders.
Stockholder ratification of the selection of Dixon Hughes Goodman as the Company’s independent registered public accounting firm for the 2017 fiscal year is not required by the Company’s Amended and Restated Bylaws, state law or otherwise. However, the Board of Directors is submitting the selection of Dixon Hughes Goodman to the Company’s stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Dixon Hughes Goodman. Even if the selection of Dixon Hughes Goodman is ratified, the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the 2017 fiscal year if they determine that such a change would be in the best interests of the Company and its stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF DIXON HUGHES GOODMAN LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2017 FISCAL YEAR.

Proposal 3.
ADVISORY VOTE ON EXECUTIVE COMPENSATION
In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, the Company is providing stockholders the opportunity to vote on a non-binding, advisory resolution to approve the compensation of its named executive officers.
The Company urges stockholders to read the section entitled “EXECUTIVE COMPENSATION AND OTHER MATTERS — Compensation Discussion and Analysis” beginning on page 15 of this Proxy Statement, which describes in more detail how its executive compensation policies and procedures operate and are designed to achieve its compensation objectives, as well as the Summary Compensation Table and other related compensation tables and narrative, appearing on pages 20 through 27, which provide detailed information on the compensation of the Company’s named executive officers. The Compensation Committee and the Board of Directors believe that the policies and procedures articulated in the Compensation Discussion and Analysis are effective in advancing both the short- and long-term interests of stockholders while also ensuring that the Company and the Bank are able to attract, retain and motivate executive management talent, and that the compensation of its named executive officers reported in this Proxy Statement has contributed to the Company’s recent and long-term success.
The Company is asking for stockholder approval of the compensation of its named executive officers as disclosed in this Proxy Statement in accordance with the SEC rules, which disclosures include the information contained in the Compensation Discussion and Analysis, the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers and the policies and practices described in this Proxy Statement.
Accordingly, the Company is asking its stockholders to vote on the following resolution at the Annual Meeting:
“Resolved, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2016 Summary Compensation Table and the other related tables and disclosure.”
This advisory vote, commonly referred to as a “say-on-pay” vote, is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding its executive compensation program.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NON-BINDING PROPOSAL TO APPROVE THE COMPENSATION OF ITS NAMED EXECUTIVE OFFICERS.

Proposal 4.
ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTE
Pursuant to Section 14A of the Exchange Act, the Company is asking stockholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 3 above should occur every year, every two years or every three years. Stockholders also may, if they wish, abstain from casting a vote on this proposal.
After careful consideration and dialogue with its stockholders, the Board has determined that holding an advisory vote on executive compensation every year is the most appropriate policy for the Company at this time, and recommends that stockholders vote for future advisory votes on executive compensation to occur every year. The Company’s executive compensation program is straightforward and does not tend to materially change from year to year; nonetheless, the Board believes that holding an annual advisory vote on executive compensation provides the Company with more direct and immediate feedback on its annual compensation program and disclosures. However, stockholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of its executive compensation program are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change its executive compensation program in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders. The Company believes that an annual advisory vote on executive compensation is consistent with its practice of seeking input and engaging in dialogue with its stockholders on corporate governance matters (including the Company’s practice of annually providing stockholders the opportunity to ratify the Audit Committee’s selection of independent auditors) and its executive compensation philosophy, policies and practices.
This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Stockholders will be able to specify one of four choices for this item on the proxy card: every one year, every two years, every three years or abstain. Stockholders are not voting to approve or disapprove the Board’s recommendation. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.
THE BOARD RECOMMENDS A VOTE FOR THE NON-BINDING PROPOSAL TO HOLD FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY YEAR.

Proposal 5.
APPROVAL OF THE
Southern National Bancorp of Virginia, Inc.
2017 Equity Compensation Plan
We are asking our stockholders to approve the Southern National Bancorp of Virginia, Inc. 2017 Equity Compensation Plan (the “2017 Plan”) to replace the 2010 Stock Awards and Incentive Plan (the “2010 Plan”). The Company also maintains the 2004 Stock Option Plan (the “2004 Plan”), but no longer grants awards under such plan. As of our record date, there were 29,850 shares of our common stock remaining available for the grant of equity awards under the 2010 Plan. In order to enable us to continue to offer meaningful equity-based incentives, as well as cash-based incentives, to our employees, officers, directors and consultants, the Board believes that it is both necessary and appropriate to increase the number of shares of our common stock available for these purposes. As a result, on April 27, 2017, upon the recommendation of the Compensation Committee, the Board approved and adopted the 2017 Plan, subject to approval by our stockholders at this annual meeting.
If the 2017 Plan is approved by our stockholders, it will become effective on June 21, 2017, and the maximum number of shares reserved for issuance under the 2017 Plan will be 750,000. If stockholders approve the 2017 Plan, no further awards will be granted under the 2010 Plan, and the 2010 Plan will remain in effect only for so long as awards granted thereunder remain outstanding. If the 2017 Plan is not approved by our stockholders, no awards will be made under the 2017 Plan, and the 2010 Plan will remain in effect as it existed immediately prior to our 2017 annual meeting.
In addition to requesting stockholder approval of the 2017 Plan and the new shares being reserved for issuance, we also are requesting that our stockholders approve the material terms of the performance goals contained in the 2017 Plan in order to allow certain awards to be potentially eligible for exemption from the $1.0 million deduction limit imposed by Section 162(m) of the tax code, as discussed under “Summary of Material Terms of the 2017 Plan — Performance Goals” below. Section 162(m) of the Internal Revenue Code imposes a $1 million limit on the amount that a public company may deduct for compensation paid to its CEO or any of its three most highly compensated executive officers (other than the CFO) who are employed as of the end of the year. This limitation does not apply to compensation that meets the requirements under Section 162(m) for “performance-based” compensation. Market-priced stock options and stock appreciation rights are two examples of performance-based compensation. Other types of awards, such as restricted stock, restricted stock units and cash-based awards that are granted pursuant to pre-established objective performance formulas, may also qualify as fully-deductible performance-based compensation, so long as certain requirements are met. One of the requirements for compensation to qualify as performance-based under Section 162(m) is that the material terms of the performance goals, including the list of permissible business criteria for performance objectives under the 2017 Plan, be disclosed to and approved by stockholders. In order for certain awards granted under the 2017 Plan to be eligible to qualify as “qualified performance-based compensation” within the meaning of Section 162(m), we are seeking stockholder approval of the material terms of the performance goals under the 2017 Plan for purposes of compliance with Section 162(m).
In accordance with Section 162(m), the material terms that our stockholders approve constitute the framework for our Compensation Committee to establish programs and awards under which compensation we provide may qualify as performance-based compensation for purposes of Section 162(m). Stockholder approval of the material terms of performance goals under the 2017 Plan is only one of several requirements under Section 162(m) that must be satisfied for amounts realized under the 2017 Plan to qualify for the performance-based compensation exemption under Section 162(m), and stockholder approval of the material terms of the performance goals of the 2017 Plan does not alone ensure that all compensation paid under the 2017 Plan will qualify as tax-deductible compensation. There can be no guarantee that amounts payable under the 2017 Plan will be treated as qualified performance-based compensation under Section 162(m). In addition, to maintain flexibility in compensating our executive officers, our Compensation Committee reserves the right to use its judgment to authorize compensation payments that may be subject to the Section 162(m) deduction limit when our Compensation Committee believes that such payments are appropriate. Accordingly, even if approved by our stockholders, this proposal would not limit our right to pay compensation that does not qualify as performance-based compensation for purposes of Section 162(m), in whole or in part.

For purposes of Section 162(m), the material terms of the performance goals for awards granted under the 2017 Plan include:
•
the employees eligible to receive compensation;

•
the description of the business measures on which the performance goals may be based; and

•
the maximum amount, or the formula used to calculate the maximum amount, of compensation that can be paid to an employee under the arrangement.

Each of these aspects is discussed later in this Proposal 5 and stockholder approval of this Proposal 5 constitutes approval of each of these aspects for purposes of the Section 162(m) stockholder approval requirements.
Key Data Relating to Outstanding Equity Awards and Shares Available
The following table includes information regarding outstanding equity awards and shares available for future awards under the 2010 Plan and the 2004 Plan as of our record date:
2004 Plan and 2010 Plan(1)
Total shares underlying outstanding stock options	757,000
Weighted-average exercise price of outstanding stock options	$9.56
Weighted-average remaining contractual life of outstanding stock options	74.7 months
Total shares underlying full value awards outstanding	0
Total shares currently available for grant	29,850(2)

(1)
If our stockholders approve the 2017 Plan, all future equity awards will be made from the 2017 Plan, and we will not grant any additional awards under the 2010 Plan or the 2004 Plan.

(2)
Pursuant to the 2010 Plan only.

Information Regarding our Authorized Shares and Stock Price
Our articles of incorporation authorizes the issuance of 45,000,000 shares of common stock. As of our record date, there were 12,330,043 shares of common stock issued and outstanding and the closing price of a share of our common stock as of that date was $17.75.
Important Provisions of the 2017 Plan
The 2017 Plan contains the following provisions that are consistent with the interests of stockholders and sound corporate governance practices:
•
No repricing of stock options or SARs.   The 2017 Plan prohibits the repricing of stock options or stock appreciation rights, or SARs, without stockholder approval.

•
No discounted stock options or SARs.   All stock options and SARs must have an exercise price or base price equal to or greater than the fair market value of the underlying stock on the date of grant.

•
No Liberal Share Recycling Provisions.   Under the 2017 Plan, shares of the Company’s common stock used to pay the exercise price of a stock option or SAR or to satisfy tax withholding obligations in connection with an award will not be added back (recycled) to the aggregate plan limit. In addition, the gross number of shares associated with a stock option or SAR exercise, and not just the net shares issued upon exercise, will count against the aggregate plan limit.

•
Minimum vesting requirements.   Subject to accelerated vesting under certain circumstances, the 2017 Plan requires a minimum vesting period of one year for options, SARs, restricted stock and restricted stock unit awards subject to time-based conditions and a minimum performance period of one year for performance awards subject to achievement or satisfaction of performance goals. These minimums are applicable to awards other than unrestricted stock awards and other than those granted as part of a retainer for the service of non-employee directors.
•
Limit on awards to non-employee directors.   The maximum number of shares with respect to which awards may be granted in any calendar year to any non-employee director is 5,000 in the aggregate.

•
Protective Provisions.   The 2017 Plan provides for the forfeiture of outstanding awards upon a participant’s termination for cause and adds provisions subjecting all awards under the 2017 Plan to the terms of any recoupment or clawback policy required by law or applicable stock exchange requirement or further required by any policy in effect at the Company from time to time

•
Term.   No awards may be granted under the 2017 Plan more than ten years from the date of stockholder approval.

Summary of Material Terms of the 2017 Plan
A summary of the material terms of the 2017 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2017 Plan, which is attached to this proxy statement as Appendix A.
Purpose.   The purpose of the 2017 Plan is to promote the success of the Company by providing greater incentive to employees, non-employee directors, consultants and advisors to associate their personal interests with the long-term financial success of the Company, including its subsidiaries, and with growth in stockholder value, consistent with the Company’s risk management practices. The 2017 Plan is designed to provide flexibility to the Company in its ability to attract, retain the services of and motivate key employees, non-employee directors, consultants and advisors upon whose judgment, interest and special effort the successful conduct of the Company’s operations largely depends.
Administration.   The 2017 Plan will be administered by the Compensation Committee unless the Board determines otherwise. The Compensation Committee has the power to select plan participants and to grant awards on terms the Compensation Committee considers appropriate. In addition, subject to the terms of the 2017 Plan, the Compensation Committee has the authority, among other things, to construe and interpret the 2017 Plan, to establish, amend or waive rules or regulations for the 2017 Plan’s administration, to accelerate the exercisability of any award or the termination of any restrictions applicable to any award, and to make all other determinations for administration of the 2017 Plan. The Compensation Committee may delegate authority under the 2017 Plan to the Company’s Chief Executive Officer, except in the case of awards to the Company’s executive officers or any individual who is subject to Section 16 of the Exchange Act.
Eligibility.   The 2017 Plan provides that awards may be granted to key employees, non-employee directors, including any member of an “advisory” board, and consultants and advisors of the Company and certain of its subsidiaries. Key employees include officers or other employees of the Company and certain of its subsidiaries who, in the opinion of the Compensation Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its subsidiaries. Consultants and advisors include certain individuals providing bona fide consulting or advisory services to the Company or its subsidiaries. The number of eligible participants in the 2017 Plan will vary from year to year. As of the record date, approximately 450 employees and eight non-employee directors would be eligible to receive awards under the 2017 Plan.
No Repricing.   The 2017 Plan prohibits stock option and SAR repricing, including by way of exchange for another award (except in connection with a corporate transaction such as a change of control or an event referred to in the “Changes in Capitalization and Similar Changes” section below) unless the repricing is submitted to and approved by stockholders.
Shares Subject to the 2017 Plan.   Subject to approval by stockholders, the aggregate number of shares reserved for issuance under the 2017 Plan is 750,000.
In general, if any award granted under the 2017 Plan terminates, expires or lapses for any reason other than as a result of exercise or settlement, or if shares issued pursuant to an award are forfeited, the shares associated with such award will be available for future awards under the 2017 Plan. In contrast, any shares withheld by the Company, delivered by the participant, or otherwise used to pay the exercise price of an option or SAR or to satisfy withholding taxes associated with an award will not be available for future awards under the 2017 Plan. Further, in the event shares are withheld or delivered in connection with an option or SAR exercise, the number of shares available for future awards will be reduced by the gross number of shares to which the exercise relates, rather than the net number of new shares issued upon the exercise.
Annual Limits on Awards.   Under the 2017 Plan, the maximum number of shares with respect to which equity awards may be granted in any calendar year to any key employee, consultant or advisor will be 50,000 in the aggregate, and the maximum number of shares with respect to which equity awards may be granted in any calendar year to any non-employee director will be 5,000 in the aggregate. Under the 2017 Plan, the maximum dollar amount of any cash awards granted in any calendar year to any participant will be $500,000 in the aggregate.
Permissible Awards.   The 2017 Plan authorizes the granting of awards in any of the following forms:
•
options to purchase shares of our common stock, which may be designated under the tax code as nonstatutory stock options (which may be granted to all participants) or incentive stock options (which may be granted to officers and employees but not to consultants or non-employee directors);

•
stock appreciation rights, or SARs, which give the holder the right to receive the difference (payable in cash or stock, as specified in the award agreement) between the fair market value per share of our common stock on the date of exercise over the base price of the award;

•
restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by our Compensation Committee;

•
restricted stock units, or RSUs, which represent the right to receive shares of our common stock (or an equivalent value in cash or other property, as specified in the award agreement) in the future, based upon the attainment of stated vesting criteria;

•
performance awards, which are awards payable in cash or stock upon the attainment of specified performance goals;

•
unrestricted stock awards; and

•
performance cash awards.

Dividend equivalent rights, which entitle the participant to payments in cash or property calculated by reference to the amount of dividends paid on the shares of stock underlying an award, may be granted with respect to awards other than options or SARs.
Minimum Vesting.   Subject to accelerated vesting under certain circumstances, the 2017 Plan requires a minimum vesting period of one year for awards subject to time-based conditions and a minimum performance period of one year for awards subject to achievement or satisfaction of performance goals. These minimums are applicable to awards other than those granted as part of a retainer for the service of non-employee directors.
Limitations on Transfer; Beneficiaries.   In general, stock options, restricted stock, restricted stock units, SARs, and performance units granted under the 2017 Plan may not be sold, transferred, pledged, assigned, or otherwise encumbered by a participant, other than upon the death of the participant. A participant may designate a beneficiary to receive any award that may be paid or exercised after his or her death. The 2017 Plan does permit the Compensation Committee to provide for non-qualified stock options that are transferable to certain family members (or certain related trusts, partnerships or entities), in accordance with applicable securities laws.
Termination of Employment or Service.   Unless otherwise provided by the Compensation Committee, in the event a participant terminates employment or service due to retirement (as defined in the applicable policy of the Company in effect at that time), then, provided that no cause exists to terminate such participant’s employment or service, all options or SARs that are not already vested or exercisable will be vested and exercisable, any remaining period of restriction applicable to the unvested portion of each award of restricted stock or restricted stock units held by the participant that is solely based on a period of time will lapse, and the unvested portion of each award held by the participant that is subject to the achievement or satisfaction of any performance goals during any performance period will be automatically forfeited to the Company.
Unless otherwise provided by the Compensation Committee, in the event a participant’s employment or service is terminated due to death or disability, all options or SARs held by the participant that are not already vested or exercisable will be vested and exercisable, any remaining period of restriction applicable to the unvested portion of each award of restricted stock or restricted stock units held by the participant that is solely based on a period of time will automatically lapse, and the unvested portion of each award held by the participant that is subject to the achievement or satisfaction of any performance goals will be automatically forfeited to the Company.
Unless otherwise provided by the Compensation Committee, in the event a participant’s employment or service is terminated involuntarily (excluding a termination for cause but including a voluntary termination by the participant for “good reason,” as such term is defined in the 2017 Plan) and such termination does not occur in connection with a “change of control” (as defined in the 2017 Plan), the Compensation Committee may, in its sole discretion, waive the automatic forfeiture of some or all of the unvested portion of each award held by the participant and provide for such vesting as it deems appropriate.
Unless otherwise provided by the Compensation Committee, in the event a participant’s employment or service is terminated for cause, the unvested portion and the vested portion not yet paid or exercised of each award held by the participant will be automatically forfeited to the Company and no further exercise of an option or SAR will be allowed.
Unless otherwise provided by the Compensation Committee, in the event a participant terminates employment or service for any reason not described above, the unvested portion of each award held by the participant will be automatically forfeited to the Company.
Change of Control.   In the event of a “change of control” (as defined in the 2017 Plan), the Compensation Committee may, as to any outstanding award, either at the time an award is made or any time thereafter, take any one or more of the following actions in its discretion and without the consent of the participant: (i) provide for acceleration of the vesting, delivery, and exercisability of, and the lapse of time-based and/or performance-based vesting restrictions with respect to, any award so that such award may be exercised or realized in full on or before a date initially fixed by the Compensation Committee; (ii) provide for the purchase, settlement, or cancellation of any award by the Company, for an amount of cash equal to the amount that could have been obtained upon the exercise of such award or realization of a participant’s rights had such award been currently exercisable or payable; (iii) provide for the replacement of any stock-settled award with a cash-settled award; (iv) make such adjustment to any such award then outstanding as the Compensation Committee deems appropriate to reflect such change of control and to retain the economic value of the award; or (v) cause any award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such change of control.
Changes in Capitalization and Similar Changes.   As is customary in equity compensation plans of this nature, in the event of any change in the outstanding shares of the Company’s common stock by reason of any stock dividend, stock split or combination, spin-off, recapitalization, merger, or similar transaction or change in the Company’s capital stock, the aggregate number and kind of shares reserved under 2017 Plan, the exercise price of options and/or SARs, annual limits, and other relevant provisions will be proportionately, equitably and appropriately adjusted by the Compensation Committee in its discretion. For instance, a two-for-one stock split would generally double the number of shares reserved under the 2017 Plan. Similarly, a two-for-one stock split would generally double the number of shares covered by each outstanding stock option and reduce the corresponding exercise price by one-half.
Performance Objectives.   Options and stock appreciation rights (SARs) granted under the 2017 Plan are designed to be exempt from the $1 million deduction limit imposed by Section 162(m). When granting any other award, our Compensation Committee may designate such award as a “qualified performance-based award” intended to qualify for the Section 162(m) exemption. If an award is so designated, our Compensation Committee must establish objectively determinable performance goals for such award within the time period prescribed by Section 162(m) based on one or more of the following business criteria: (i) stock value or increases therein; (ii) total stockholder return; (iii) operating revenue; (iv) commodity revenue; (v) tangible book value or tangible book value growth, tangible book value per share or growth in tangible book value per share; (vi) earnings per share or earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization); (vii) diluted earnings per share or earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization), including fully diluted earnings per share after extraordinary events; (viii) net earnings; (ix) earnings and/or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating earnings and/or operating earnings growth; (x) profits or profit growth (net profit, gross profit, operating profit, net operating profit, economic profit, profit margins or other corporate profit measures); (xi) cash flow, operating cash flow or free cash flow (either before or after dividends); (xii) cash from operations; (xiii) operating or other expenses or growth thereof; (xiv) operating efficiency; (xv) return on equity; (xvi) return on tangible equity or return on tangible common equity; (xvii) return on assets, net assets, capital or investment (including return on total capital or return on invested capital); (xviii) return on operating revenue; (xix) sales or revenues or growth thereof; (xx) deposits, loan and/or equity levels or growth thereof; (xxi) working capital targets; (xxii) assets under management or growth thereof; (xxiii) cost control measures; (xxiv) regulatory compliance; (xxv) gross, operating or other margins; (xxvi) efficiency ratio (as generally recognized and used for bank financial reporting and analysis); (xvii) operating ratio, (xxviii) income or net income; (xxix) operating income; (xxx) interest income; (xxxi) net interest income; (xxxii) net interest margin; (xxxiii) non-interest income; (xxxiv) non-interest expense; (xxxv) credit quality, net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion); (xxxvi) percentage of non-accrual loans to total loans or net charge-off ratio; (xxxvii) provision expense; (xxxviii) productivity; (xxxix) customer satisfaction; (xl) satisfactory internal or external audits; (xli) improvement of financial ratings; (xlii) achievement of balance sheet or income statement objectives; (xliii) quality measures; (xliv) regulatory exam results; (xlv) achievement of risk management objectives; (xlvi) achievement of strategic performance objectives; (xlvii) achievement of merger or acquisition objectives; (xlviii) implementation, management or completion of critical projects or processes; (xlix) market capitalization; (l) total enterprise value (market capitalization plus debt); (li) economic value added; (lii) debt leverage (debt to capital); (lii) market share; or (liv) any component or components of the foregoing. In the Compensation Committee’s discretion, the performance goals may be particular to a participant and applied either individually, alternatively, or in any combination, subset or component, to the performance of the Company as a whole or to the performance of a subsidiary, division, strategic business unit, line of business or business segment, measured either quarterly, annually or cumulatively over a period of years or partial years, in each case as specified by the Compensation Committee in the award. In addition, the performance goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof.
In the Compensation Committee’s sole discretion, performance goals may be adjusted when established, or later, to include or exclude, without limitation, the effect of discontinued operations and dispositions of business units or segments, non-recurring items, material extraordinary items that are both unusual and infrequent, non-budgeted items, special charges, accruals for acquisitions, reorganization, and restructuring programs, and/or changes in tax law, accounting principles, or other such laws or provisions affecting the Company’s reported results. The Compensation Committee retains the discretion to adjust the compensation or economic benefit due upon attainment of performance goals and to adjust the performance goals themselves. However, with respect to an award that is intended to qualify as performance-based compensation under Section 162(m), the Compensation Committee may modify or adjust a performance goal or the compensation or economic benefit due only to the extent permitted under Section 162(m).
In any case, in its discretion, the Compensation Committee may also use other performance goals for awards that are not intended to qualify as performance-based compensation under Section 162(m).

Termination and Amendment.   The Board may terminate, amend, or modify the 2017 Plan in any respect without stockholder approval, unless the particular amendment or modification requires stockholder approval under the Internal Revenue Code, the rules and regulations under Section 16 of the Exchange Act, the rules and regulations of the exchange on which the Company’s common stock is then listed, by any regulatory body having jurisdiction with respect thereto, or pursuant to any other applicable laws, rules, or regulations. No termination, amendment, or modification of the 2017 Plan, other than in connection with a change of control or capital adjustment pursuant to the 2017 Plan or as required by applicable law, may adversely affect any awards previously granted under the 2017 Plan without the participant’s written consent.
Certain Federal Income Tax Effects
The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2017 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State and local income tax consequences are not discussed and may vary from locality to locality.
Nonstatutory Stock Options.   There will be no federal income tax consequences to the optionee or to us upon the grant of a nonstatutory stock option under the 2017 Plan. When the optionee exercises a nonstatutory option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of our common stock received upon exercise of the option at the time of exercise over the exercise price, and we will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.
Incentive Stock Options.   There typically will be no federal income tax consequences to the optionee or to us upon the grant or exercise of an incentive stock option. If the optionee holds the acquired option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, the difference between the exercise price and the amount realized upon sale or disposition of the option shares will be long-term capital gain or loss, and we will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and we will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.
SARs. A participant receiving a SAR under the 2017 Plan will not recognize income, and we will not be allowed a tax deduction, at the time the award is granted. When the participant exercises a SAR, the amount of cash and the fair market value of any shares of common stock received will be ordinary income to the participant, and we will be allowed a corresponding federal income tax deduction at that time.
Restricted Stock.   Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and we will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of our common stock as of that date (less any amount he or she paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). If the participant files an election under Section 83(b) of the tax code within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Section 83(b) election.

Restricted Stock Units.   A participant will not recognize income, and we will not be allowed a tax deduction, at the time a stock unit award is granted. When the participant receives or has the right to receive shares of common stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of our common stock or other property as of that date (less any amount he or she paid for the stock or property), and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).
Performance Cash Awards.   A participant will not recognize income, and we will not be allowed a tax deduction, at the time a performance award payable in cash is granted (for example, when the performance goals are established). Upon receipt of cash in settlement of the award, a participant will recognize ordinary income equal to the cash received, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m).
Section 409A.   The 2017 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Section 409A of the tax code. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, and stock options and SARs that comply with the terms of the 2017 Plan are generally exempt from the application of Section 409A of the tax code. Stock units, other stock-based awards and cash-based awards that are granted in one year and payable in a later year generally are subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.
Tax Withholding.   The Company and any of its affiliates have the right to deduct or withhold, or require a participant to remit to us, an amount sufficient to satisfy federal, state and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2017 Plan.
New Plan Benefits
Grants and awards under the 2017 Plan, which may be made to our employees, directors and consultants, are not presently determinable. If the stockholders approve the 2017 Plan, such grants and awards will be made at the discretion of the Compensation Committee.
Securities Authorized for Issuance under Equity Compensation Plans
The following table provides information as of December 31, 2016 regarding the Company’s equity compensation plans under which our equity securities are authorized for issuance:
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights A	Weighted average exercise price of outstanding options, warrants and rights B	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column A) C
Equity compensation plans approved by security holders	782,200	$9.56	27,650
Equity compensation plans not approved by security holders	—	—	—
Total	782,200	$9.56	27,650

the board of directors unanimously recommends a vote FOR the proposal to approve the Southern National Bancorp of Virginia, Inc. 2017 Equity Compensation Plan

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR 2018 ANNUAL MEETING
In order for stockholder proposals submitted pursuant to Rule 14a-8 of the Exchange Act to be presented at the Company’s 2018 Annual Meeting of Stockholders and included in the Company’s Proxy Statement and form of proxy relating to such meeting, such proposals must be submitted to the Secretary of the Company at the Company’s principal executive offices no later than January 15, 2018, which is 120 days prior to the one-year anniversary of the mailing of this Proxy Statement. Stockholder proposals should be submitted to Southern National Bancorp of Virginia, Inc., 550 Broadview Avenue, Warrenton, Virginia 20186, Attention: Corporate Secretary. If a stockholder is permitted to present a proposal at the 2018 Annual Meeting, but the proposal was not included in the 2018 proxy materials, the Company believes that its proxy holder would have the discretionary authority granted by the proxy card (and as permitted under SEC rules) to vote on the proposal if the proposal was received after March 31, 2018, which is 45 days prior to the one-year anniversary of the mailing of this Proxy Statement.
ANNUAL REPORT ON FORM 10-K
The Company will furnish, without charge, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the SEC, to any stockholder upon written request to Southern National Bancorp of Virginia, Inc., 550 Broadview Avenue, Warrenton, Virginia 20186, Attention: Corporate Secretary.
ATTENDANCE AT THE ANNUAL MEETING
All stockholders as of the Record Date, or their duly appointed proxies, may attend the Annual Meeting, and each may be accompanied by a guest. Registration of attendees of the Annual Meeting will begin at 2:00 p.m. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the Annual Meeting. Please also note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the Annual Meeting.
OTHER MATTERS
The Board of Directors does not intend to bring any other matter before the Annual Meeting and does not know of any other matters that are to be presented for action at the Annual Meeting. However, if any other matter does properly come before the Annual Meeting or any adjournment thereof, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies.
You are cordially invited to attend the Annual Meeting. Regardless of whether you plan to attend the Annual Meeting, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope at your earliest convenience.

Appendix A
SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.
2017 EQUITY COMPENSATION PLAN
ARTICLE I
Establishment, Purpose and Duration
1.1
Establishment of the Plan.

(a)
Southern National Bancorp of Virginia, Inc., a Virginia corporation (the “Company”), hereby establishes the Southern National Bancorp of Virginia, Inc. 2017 Equity Compensation Plan (the “Plan”). Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in Section 2.1. The Plan permits the grant of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Stock Awards, Performance Units and Performance Cash Awards to Key Employees of the Company or its Subsidiaries and the grant of Nonqualified Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Stock Awards, Performance Units and Performance Cash Awards to Non-Employee Directors of the Company or its Subsidiaries or to Consultants or Advisors to the Company or its Subsidiaries.

(b)
The Plan was adopted by the Board of Directors of the Company on April 27, 2017, and shall become effective on June 21, 2017 (the “Effective Date”), subject to the approval of the Plan by the Company’s shareholders.

1.2
Purpose of the Plan. The purpose of the Plan is to promote the success of the Company and its subsidiaries by providing incentives to Key Employees, Non-Employee Directors, Consultants and Advisors that will promote the identification of their personal interests with the long-term financial success of the Company and with growth in shareholder value, consistent with the Company’s risk management practices. The Plan is designed to provide flexibility to the Company, including its Subsidiaries, in its ability to attract, retain the services of, and motivate Key Employees, Non-Employee Directors, Consultants and Advisors upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent.

1.3
Duration of the Plan. The terms of this Plan shall become effective on the Effective Date, as described in Section 1.1(b). No Award may be granted under the Plan after June 21, 2027. Awards outstanding on such date shall remain valid in accordance with their terms. The Board shall have the right to terminate the Plan at any time pursuant to Article XVII.

Article II
Definitions
2.1
Definitions. The following terms shall have the meanings set forth below:

(a)
“Advisor” means a natural person who provides bona fide advisory services to the Company or its Subsidiaries, provided the services are not in connection with a capital-raising transaction and the person does not directly or indirectly promote or maintain a market for the Company’s securities.

(b)
“Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 under the Exchange Act.

(c)
“Agreement” means a written agreement or other instrument or document, which may be in electronic format, implementing the grant of an Award and setting forth the specific terms of an Award, and which is signed or acknowledged (including a signature or acknowledgment in electronic format) by an authorized officer of the Company and the Participant, except that no signature will be required from the Participant in the case of a Stock Award with no vesting conditions. The Company’s Chief Executive Officer, Chief Financial Officer, Chairman of the Committee, Chairman of the Board, and such other directors or officers of the Company as shall be designated by the Committee are hereby authorized to execute or acknowledge Agreements on behalf of the Company (including a signature or acknowledgment in electronic format) and to cause Agreements to be delivered to each Participant (including delivery in electronic format).
(d)
“Award” means a grant under this Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Stock Award, Performance Unit and/or Performance Cash Award.

(e)
“Award Date” means the date on which an Award is made (also referred to as “granted”) by the Committee under this Plan.

(f)
“Beneficiary” means the person designated by a Participant pursuant to Section 18.11.

(g)
“Board” means the Board of Directors of the Company, unless otherwise indicated.

(h)
“Cause” has the meaning set forth in any employment agreement, or, if none, in any change of control agreement, then in effect between the Participant and the Company or a subsidiary, if applicable, and, if the Participant has no such agreement or if such agreement does not define the term, “Cause” means the Participant’s (i) personal dishonesty, (ii) incompetence, (iii) willful misconduct, (iv) breach of a fiduciary duty involving personal profit, (v) intentional failure to perform stated duties, (vi) willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order, (vii) conviction of a felony or of a misdemeanor involving moral turpitude, or (viii) misappropriation of the Company’s assets (determined on a reasonable basis and solely by the Board) or those of a subsidiary.

(i)
“Change of Control” shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied at any time after the Effective Date:

(1)
any person, including a “group” as defined in Section 13(d)(3) of the Exchange Act, becomes the owner or beneficial owner of Company securities having fifty percent (50%) or more of the combined voting power of the then outstanding Company securities that may be cast for the election of the Company’s directors other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases is a majority at the time the purchases are made; or

(2)
as the direct or indirect result of, or in connection with, a tender or exchange offer, a merger or other business combination, a sale of assets, a contested election of directors, or any combination of these events, the persons who were directors of the Company before such events, or whose appointment or election to the Board after such events was approved by persons who constituted a majority of the Company’s Board immediately before the date of the appointment or election, cease to constitute a majority of the Company’s Board, or any successor’s board, within the twelve (12)-month period of the last of such transactions.

For purposes of this definition, a Change of Control occurs on the date on which an event described in (i) or (ii) occurs, provided that if a Change of Control occurs on account of a series of transactions or events, the Change of Control occurs on the date of the last of such transactions or events.
For purposes of this definition only, the term “person” means any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act), other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliated company, and “beneficial ownership” has the meaning given the term in Rule 13d-3 under the Exchange Act.
(j)
“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

(k)
“Committee” means the committee of the Board appointed by the Company to administer the Plan pursuant to Article III, which shall be the Compensation Committee of the Board, unless a subcommittee is required as provided below or unless the Board determines otherwise. All members of the Committee shall be “independent directors” under applicable listing standards of any national securities exchange or system on which the Stock is then listed or reported. For actions which require that all of the members of the Committee constitute “non-employee directors” as defined in Rule 16b-3, or any similar or successor rule, or “outside directors” within the meaning of Code Section 162(m)(4)(C)(i), as amended from time to time, the Committee shall consist of a subcommittee of at least two members meeting such qualifications. In the event the Board exercises the authority of the Committee in connection with the Plan or an Award as contemplated by Section 3.1(a), the term “Committee” shall refer to the Board in connection with the Plan or with regard to that Award.
(l)
“Company” means Southern National Bancorp of Virginia, Inc. or any successor thereto.

(m)
“Consultant” means a natural person who provides bona fide consulting services to the Company or its Subsidiaries, provided the services are not in connection with a capital-raising transaction and the person does not directly or indirectly promote or maintain a market for the Company’s securities.

(n)
“Disability” or “Disabled” means with respect to an Incentive Stock Option, a Disability within the meaning of Code Section 22(e)(3). As to all other Awards, the Committee shall determine whether a Disability exists and such determination shall be conclusive.

(o)
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(p)
“Fair Market Value” of a Share means (i) the per Share price at the close of business on the applicable principal U.S. market on the relevant date if it is a trading date, or, if not, on the most recent date on which the Stock was traded prior to such date, as reported by the national securities exchange or system for the applicable principal U.S. market, or (ii) if, in the opinion of the Committee, this method is inapplicable or inappropriate for any reason, the fair market value as determined pursuant to a reasonable method adopted by the Committee in good faith for such purpose.

(q)
“Good Reason” has the meaning set forth in any employment agreement, or, if none, in any change of control agreement, then in effect between the Participant and the Company or a subsidiary, if applicable, and, if the Participant has no such agreement or if such agreement does not define the term, “Good Reason” means (i) a material diminution in the Participant’s authority, duties or responsibilities; (ii) a material diminution in the Participant’s base compensation; or (iii) a relocation of the primary location at which the Participant must perform services to a location that is more than fifty (50) miles away. The Participant is required to provide notice to the Company of the existence of a condition described in this Section 2.1(q) within a ninety (90) day period of the initial existence of the condition, upon the notice of which the Company shall have thirty (30) days to remedy the condition. If the condition is remedied within thirty (30) days, then “Good Reason” does not exist. If the condition is not remedied within thirty (30) days, then the Participant must resign within ninety (90) days of the expiration of the remedy period for “Good Reason” to exist.

(r)
“Incentive Stock Option” or “ISO” means an option to purchase Stock, granted under Article VI, which is designated as an incentive stock option and is intended to meet the requirements of, and qualify for favorable federal income tax treatment under, Code Section 422.

(s)
“Key Employee” means an officer or other key employee of the Company or its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of, or perform services of major importance to, the Company and its Subsidiaries.

(t)
“Non-Employee Director” means an individual who is a member of the board of directors of the Company or any Subsidiary thereof or a member of an advisory board of the Company or any Subsidiary thereof and, in either case, who is not an employee of the Company or any Subsidiary thereof.

(u)
“Nonqualified Stock Option” means an option to purchase Stock, granted under Article VI, which is not intended to be an Incentive Stock Option and is so designated.

(v)
“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

(w)
“Participant” means a Key Employee, Non-Employee Director, Consultant or Advisor who has been granted an Award under the Plan and whose Award remains outstanding.

(x)
“Performance-Based Compensation Award” means any Award for which exercise, full enjoyment or receipt thereof by the Participant is contingent on satisfaction or achievement of the Performance Goal(s) applicable thereto. If a Performance-Based Compensation Award is intended to be “performance-based compensation” within the meaning of Code Section 162(m)(4)(C), the grant of the Award, the establishment of the Performance Goal(s), the making of any modifications or adjustments and the determination of satisfaction or achievement of the Performance Goal(s) shall be made during the period or periods required under and in conformity with the requirements of Code Section 162(m) therefor. The terms and conditions of each Performance-Based Compensation Award, including the Performance Goal(s) and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement.

(y)
“Performance Cash Award” means an Award of cash granted to a Participant pursuant to Article XII.

(z)
“Performance Goal” means one or more performance measures or goals set by the Committee in its discretion for each grant of a Performance-Based Compensation Award. The extent to which such performance measures or goals are met will determine the amount or value of the Performance-Based Compensation Award that a Participant is entitled to exercise, receive or retain. For purposes of the Plan, a Performance Goal may be particular to a Participant, and may include any one or more of the following performance criteria, either individually, alternatively or in any combination, subset or component, applied to the performance of the Company as a whole or to the performance of a Subsidiary, division, strategic business unit, line of business or business segment, measured either quarterly, annually or cumulatively over a period of years or partial years, in each case as specified by the Committee in the Award: (i) Stock value or increases therein, (ii) total shareholder return, (iii) operating revenue, (iv) commodity revenue, (v) tangible book value or tangible book value growth, tangible book value per share or growth in tangible book value per share, (vi) earnings per share or earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization), (vii) diluted earnings per share or earnings per share growth (before or after one or more of taxes, interest, depreciation and/or amortization), including fully diluted earnings per share after extraordinary events, (viii) net earnings, (ix) earnings and/or earnings growth (before or after one or more of taxes, interest, depreciation and/or amortization), operating earnings and/or operating earnings growth, (x) profits or profit growth (net profit, gross profit, operating profit, net operating profit, economic profit, profit margins or other corporate profit measures), (xi) cash flow, operating cash flow or free cash flow (either before or after dividends), (xii) cash from operations, (xiii) operating or other expenses or growth thereof, (xiv) operating efficiency, (xv) return on equity, (xvi) return on tangible equity or return on tangible common equity, (xvii) return on assets, net assets, capital or investment (including return on total capital or return on invested capital), (xviii) return on operating revenue, (xix) sales or revenues or growth thereof, (xx) deposits, loan and/or equity levels or growth thereof, (xxi) working capital targets, (xxii) assets under management or growth thereof, (xxiii) cost control measures, (xxiv) regulatory compliance, (xxv) gross, operating or other margins, (xxvi) efficiency ratio (as generally recognized and used for bank financial reporting and analysis), (xvii) operating ratio, (xxviii) income or net income, (xxix) operating income, (xxx) interest income, (xxxi) net interest income, (xxxii) net interest margin, (xxxiii) non-interest income, (xxxiv) non-interest expense, (xxxv) credit quality, net charge-offs and/or non-performing assets (excluding such loans or classes of loans as may be designated for exclusion), (xxxvi) percentage of non-accrual loans to total loans or net charge-off ratio, (xxxvii) provision expense, (xxxviii) productivity, (xxxix) customer satisfaction, (xl) satisfactory internal or external audits, (xli) improvement of financial ratings, (xlii) achievement of balance sheet or income statement objectives, (xliii) quality measures, (xliv) regulatory exam results, (xlv) achievement of risk management objectives, (xlvi) achievement of strategic performance objectives, (xlvii) achievement of merger or acquisition objectives, (xlviii) implementation, management or completion of critical projects or processes, (xlix) market capitalization, (l) total enterprise value (market capitalization plus debt),

(li) economic value added, (lii) debt leverage (debt to capital), (lii) market share, or (liv) any component or components of the foregoing (including, without limitation, determination thereof, in the Committee’s sole discretion, with or without the effect of discontinued operations and dispositions of business units or segments, non-recurring items, material extraordinary items that are both unusual and infrequent, non-budgeted items, special charges, accruals for acquisitions, reorganization and restructuring programs and/or changes in tax law, accounting principles or other such laws or provisions affecting the Company’s reported results). Performance Goals may include a threshold level of performance below which no payment or vesting may occur, levels of performance at which specified payments or specified vesting will occur, and a maximum level of performance above which no additional payment or vesting will occur. Performance Goals may be absolute in their terms or measured against or in relationship to a pre-established target, the Company’s budget or budgeted results, previous period results, a market index, a designated comparison group of other companies comparably, similarly or otherwise situated, or any combination thereof. The Committee shall determine the Performance Period during which a Performance Goal must be met, and attainment of Performance Goals shall be subject to certification by the Committee. The Committee retains the discretion to adjust the compensation or economic benefit due upon attainment of Performance Goals and to adjust the Performance Goals themselves, provided that, with respect to an Award intended to be “performance-based compensation” within the meaning of Code Section 162(m)(4)(C), any such adjustment shall be made only in conformity with the requirements of Code Section 162(m).
(aa)
“Performance Period” means the time period during which a Performance Goal must be met in connection with a Performance-Based Compensation Award. Such time period shall be set by the Committee, provided, however, that the Performance Period shall not be less than one year, subject to applicable provisions regarding accelerated vesting events.

(bb)
“Performance Unit” means an Award, designated as a Performance Unit, granted to a Participant pursuant to Article XI, valued by reference to the Fair Market Value of Stock or valued as a fixed dollar amount, and subject to achievement or satisfaction of one or more Performance Goals. Performance Units are payable in cash, Stock or a combination thereof. Even to the extent a Performance Unit is denoted by reference to Shares of Stock and is payable in Stock, the receipt of a Performance Unit Award does not constitute receipt of the underlying Shares.

(cc)
“Period of Restriction” means the period during which Shares of Restricted Stock are subject to a substantial risk of forfeiture and/or subject to limitations on transfer, pursuant to Article VII, or the period during which Restricted Stock Units are subject to vesting requirements, pursuant to Article VIII. The relevant restriction may lapse based on a period of time or after meeting performance criteria specified by the Committee, or both. Except for Awards of Restricted Stock or Restricted Stock Units granted to Non-Employee Directors as part of a retainer, including annual or other grants made pursuant to a director compensation policy or arrangement, when a Period of Restriction lapses solely based on a period of time, the length of such period of time shall not be less than one year, subject to applicable provisions regarding accelerated vesting.

(dd)
“Restricted Stock” means an Award of Stock granted to a Participant pursuant to Article VII, which is subject to a substantial risk of forfeiture and/or subject to limitations on transferability until the designated conditions for the lapse of such restrictions are satisfied.

(ee)
“Restricted Stock Unit” or “RSU” means an Award designated as a Restricted Stock Unit, which is a bookkeeping entry granted to a Participant pursuant to Article VIII, valued by reference to the Fair Market Value of Stock, and subject to vesting requirements. Restricted Stock Units are payable in cash, Stock or a combination thereof. Even to the extent a Restricted Stock Unit is denoted by reference to Shares of Stock and is payable in Stock, the receipt of a Restricted Stock Unit Award does not constitute receipt of the underlying Shares.

(ff)
“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, including any corresponding subsequent rule or any amendments enacted after the Effective Date.

(gg)
“Stock” or “Shares” means the common stock of the Company.

(hh)
“Stock Appreciation Right” or “SAR” means an Award, designated as a stock appreciation right, granted to a Participant pursuant to Article IX, and payable in cash, Stock or a combination thereof.

(ii)
“Stock Award” means an Award of Stock granted to a Participant pursuant to Article X.

(jj)
“10% Shareholder” means a person who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company. Indirect ownership of stock shall be determined in accordance with Code Section 424(d).

(kk)
For purposes of Incentive Stock Options, “Subsidiary” shall mean a corporation at least fifty percent (50%) of the total combined voting power of all classes of stock of which is owned by the Company, either directly or through one or more of its Subsidiaries. For purposes of all Awards other than Incentive Stock Options, “Subsidiary” shall mean any entity that would be considered a single employer with the Company within the meaning of Code Section 414(b) or Code Section 414(c), except to the extent a different definition is required under Code Section 409A.

Article III
Administration
3.1
The Committee.

(a)
The Plan shall be administered by the Committee which shall have all powers necessary or desirable for such administration. To the extent required by Rule 16b-3, all Awards shall be made by members of the Committee who are “non-employee directors” as that term is defined in Rule 16b-3, or by the Board. Awards that are intended to be “performance-based compensation” within the meaning of Code Section 162(m)(4)(C) shall be made by the Committee, or subcommittee of the Committee, comprised solely of two or more “outside directors” as that term is defined for purposes of Code Section 162(m)(4)(C)(i). In the event the Board determines that a member of the Committee (or any applicable subcommittee) was not an “independent director” under applicable listing standards of any national securities exchange or system on which the Stock is then listed or reported, was not a “non-employee director” as defined in Rule 16b-3, and/or was not an “outside director” as that term is defined for purposes of Code Section 162(m)(4)(C)(i), as applicable, on the Award Date, such determination shall not invalidate the Award and the Award shall remain valid in accordance with its terms. Except as required under Section 2.1(x), any authority granted to the Committee may also be exercised by the full Board.

(b)
The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee. In addition to any other powers and, subject to the provisions of the Plan, the Committee shall have the following specific powers: (i) to determine the terms and conditions upon which the Awards may be made and exercised; (ii) to determine all terms and provisions of each Agreement, which need not be identical; (iii) to construe and interpret the Agreements and the Plan, including the ability to resolve any ambiguities and define any terms; (iv) to establish, amend or waive rules or regulations for the Plan’s administration; (v) to accelerate the exercisability of any Award or the termination of any Period of Restriction or other restrictions imposed under the Plan to the extent permitted by Code Section 409A; and (vi) to make all other determinations and take all other actions necessary or advisable for the administration of the Plan. The interpretation and construction of any provisions of the Plan or an Agreement by the Committee shall be final and conclusive. In the event of a conflict or inconsistency between the Plan and any Agreement, the Plan shall govern, and the Agreement shall be interpreted to minimize or eliminate any such conflict or inconsistency.

(c)
The Committee may consult with counsel, who may be counsel to the Company, and shall not incur any liability for any action taken in good faith in reliance upon the advice of counsel.

(d)
The Committee, in its discretion, may delegate to the Chief Executive Officer of the Company all or part of the Committee’s authority and duties with respect to Awards to individuals who are not subject to the reporting and other provisions of Section 16 of the Exchange Act. The Committee may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Committee’s delegee or delegees that were consistent with the terms of the Plan.
3.2
Selection of Participants. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees, Non-Employee Directors, Consultants and Advisors as may be selected by the Committee. Each Award shall be evidenced by an Agreement.

3.3
Decisions Binding. All determinations and decisions made by the Board or the Committee pursuant to the provisions of the Plan shall be final, conclusive and binding.

3.4
Rule l6b-3 Requirements. Notwithstanding any provision of the Plan to the contrary, the Board or the Committee may impose such conditions on any Award, and amend the Plan in any such respects, as may be required to satisfy the requirements of Rule 16b-3.

3.5
Code Section 162(m). Notwithstanding any provision of the Plan to the contrary, the Plan is intended to give the Committee the authority to grant Awards that qualify as performance-based compensation under Code Section 162(m)(4)(C) as well as Awards that do not so qualify. Any provision of the Plan that would prevent an Award that the Committee intends to qualify as performance-based compensation under Code Section 162(m)(4)(C) from so qualifying shall be administered, interpreted, and construed to carry out such intention, and any provision that cannot be so administered, interpreted, and construed shall to that extent be disregarded.

3.6
Indemnification of Committee. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against reasonable expenses, including attorneys’ fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted or made hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company and its Subsidiaries.

Article IV
Stock Subject to the Plan
4.1
Number of Shares.

(a)
Subject to adjustment as provided in Article XIV, the maximum aggregate number of Shares that may be issued pursuant to Awards made under the Plan shall not exceed 750,000. Except as provided in Section 4.2, the issuance of Shares in connection with the exercise of, or as other payment for, Awards under the Plan shall reduce the number of Shares available for future Awards under the Plan.

(b)
Subject to adjustment as provided in Article XIV, no more than an aggregate of 750,000 Shares may be issued pursuant to the exercise of Incentive Stock Options granted under the Plan (including shares issued pursuant to the exercise of Incentive Stock Options that are the subject of disqualifying dispositions within the meaning of Code Sections 421 and 422).

4.2
Lapsed Awards or Forfeited Shares. If any Award granted under this Plan terminates, expires, or lapses for any reason other than by virtue of exercise or settlement of the Award, or if Shares issued pursuant to Awards are forfeited, any Stock subject to such Award again shall be available for the grant of an Award under the Plan.

4.3
Use of Shares as Payment of Exercise Price or Taxes. Shares withheld by the Company, delivered by the Participant, or otherwise used to pay the Option Price pursuant to the exercise of an Option or the SAR Exercise Price pursuant to the exercise of a SAR shall not be available for future Awards under the Plan. Shares withheld by the Company, delivered by the Participant, or otherwise used to satisfy payment of withholding taxes associated with an Award shall not be available for future

Awards under the Plan. To the extent Shares are delivered or withheld pursuant to the exercise of an Option or a SAR, the number of underlying Shares as to which the exercise related shall be counted against the number of Shares available for future Awards under the Plan, as opposed to counting only those Shares issued upon exercise.
4.4
Per-Participant Annual Limit. The maximum number of Shares with respect to which Awards may be granted in any calendar year to any Participant during such calendar year shall be 50,000 in the aggregate, provided, however, that the maximum number of Shares with respect to which Awards may be granted in any calendar year to any Non-Employee Director shall be 5,000 in the aggregate. The maximum dollar amount of cash Awards granted in any calendar year to any Participant shall be $500,000 in the aggregate.

4.5
No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award thereunder. The Committee shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

Article V
Eligibility
Persons eligible to participate in the Plan include (i) all employees of the Company and its Subsidiaries (including any entity that becomes a Subsidiary after the Effective Date) who, in the opinion of the Committee, are Key Employees, (ii) all Non-Employee Directors, and (iii) all individuals providing bona fide consulting or advisory services to the Company or its Subsidiaries (including any entity that becomes a Subsidiary after the Effective Date) who, in the opinion of the Committee, are Consultants or Advisors. The grant of an Award shall not obligate the Company to pay a Key Employee, Non-Employee Director, Consultant or Advisor any particular amount of remuneration, to continue the employment of a Key Employee or the service of a Non-Employee Director, Consultant or Advisor after the grant, or to make further grants to a Key Employee, Non-Employee Director, Consultant or Advisor at any time thereafter.
Article VI
Stock Options
6.1
Grants of Options. Subject to the terms and provisions of the Plan, Options may be granted to such Key Employees, Non-Employee Directors, Consultants or Advisors at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Shares subject to Options granted to each Participant, provided, however, that only Nonqualified Stock Options may be granted to Non-Employee Directors, Consultants and Advisors.

6.2
Option Agreement. Each Option grant shall be evidenced by an Agreement that shall specify the type of Option granted, the Option Price (as hereinafter defined), the duration of the Option, the number of Shares to which the Option pertains, any conditions imposed upon the exercisability of the Option, and such other provisions as the Committee shall determine, provided, however, that, except for Options granted to Non-Employee Directors as part of a retainer, including annual or other grants made pursuant to a director compensation policy or arrangement, if the exercisability of an Option is subject solely to time-based conditions, the length of such period of time shall not be less than one year, subject to applicable provisions regarding accelerated vesting. The Agreement shall specify whether the Option is intended to be an Incentive Stock Option or Nonqualified Stock Option, provided, however, that if an Option is intended to be an Incentive Stock Option but fails to be such for any reason, it shall continue in full force and effect as a Nonqualified Stock Option. No Option may be exercised after the expiration of its term or, except as set forth in the Participant’s stock option Agreement, after the termination of the Participant’s employment or service. The Committee shall set forth in the Participant’s Agreement when, and under what circumstances, an Option may be exercised after termination of the Participant’s employment or period of service, provided that no Incentive Stock Option may be exercised after (a) three months from the Participant’s termination of employment with the Company for reasons other than Disability or death, or (b) one year from the Participant’s termination of employment on account of Disability or death. The Committee may, in its sole discretion, amend a previously granted Incentive Stock Option to provide for more liberal exercise provisions, provided, however, that if the Incentive Stock Option as amended no longer meets the requirements of Code Section 422, and, as a result the Option no longer qualifies for favorable federal income tax treatment under Code Section 422, the amendment shall not become effective without the written consent of the Participant.
6.3
Option Price. The exercise price per share of Stock covered by an Option (“Option Price”) shall be determined by the Committee subject to the limitations described in this Section 6.3 and the Plan. The Option Price shall not be less than 100% of the Fair Market Value of such Stock on the Award Date. In addition, an ISO granted to a Key Employee who, at the time of grant, is a 10% Shareholder, shall have an Option Price which is at least equal to 110% of the Fair Market Value of the Stock on the Award Date.

6.4
Duration of Options. Each Option shall expire at such time as the Committee shall determine at the time of grant, provided, however, that no Option shall be exercisable later than the tenth (10th) anniversary date of its Award Date. In addition, an ISO granted to a Key Employee who, at the time of grant, is a 10% Shareholder, shall not be exercisable later than the fifth (5th) anniversary of its Award Date.

6.5
Exercisability.

(a)
Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall determine, which need not be the same for all Participants.

(b)
An Incentive Stock Option, by its terms, shall be exercisable in any calendar year only to the extent that the aggregate Fair Market Value (determined at the Award Date) of the Stock with respect to which Incentive Stock Options are exercisable by the Participant for the first time during the calendar year does not exceed $100,000 (the “Limitation Amount”). Incentive Stock Options granted under the Plan and all other plans of the Company and any Subsidiary shall be aggregated for purposes of determining whether the Limitation Amount has been exceeded. The Committee may impose such conditions as it deems appropriate on an Incentive Stock Option to ensure that the foregoing requirement is met. If Incentive Stock Options that first become exercisable in a calendar year exceed the Limitation Amount, the excess Options will be treated as Nonqualified Stock Options to the extent permitted by law.

6.6
Method of Exercise. Options shall be exercised by the delivery of a written notice to the Company in the form (which may be electronic) prescribed by the Committee (or its delegee) setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares and payment of  (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise. The Option Price shall be payable to the Company in full either (a) in cash, (b) by delivery of Shares of Stock that the Participant has previously acquired and owned valued at Fair Market Value at the time of exercise, (c) by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company, from the sale proceeds with respect to the sale of Stock, the amount necessary to pay the Option Price and, if necessary, applicable withholding taxes, (d) by the Company withholding Shares otherwise issuable upon the exercise valued at Fair Market Value at the time of exercise, or (e) by a combination of the foregoing. As soon as practicable, after receipt of written notice and payment of the Option Price and completion of payment of  (or an arrangement satisfactory to the Company for the Participant to pay) any tax withholding required in connection with the Option exercise, the Company shall, in the Committee’s discretion, either deliver to the Participant stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant’s name, or deliver the appropriate number of Shares in book-entry or electronic form.

6.7
Restrictions on Stock Transferability. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under the applicable federal securities law, under the requirements of any national securities exchange or system on which the Stock is then listed or reported, and under any blue sky or state securities laws applicable to such Shares. The Committee may specify in an Agreement that Stock delivered on exercise of an Option is Restricted Stock or Stock subject to a buyback right by the Company in the amount of, or based on, the Option Price therefor in the event the Participant does not complete a specified service period after exercise.
6.8
Nontransferability of Options.

(a)
In general, no Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than upon the death of the Participant in accordance with Section 18.11. Further, Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

(b)
Notwithstanding the provisions of Section 6.8(a) and subject to federal and state securities laws, including Rule 16b-3, the Committee may grant or amend Nonqualified Stock Options that permit a Participant to transfer the Options to his spouse, lineal ascendants and/or lineal descendants, to a trust for the benefit of such persons, or to a partnership, limited liability company, or other entity the only partners, members, or interest-holders of which are such persons, provided that the Nonqualified Stock Option may not again be transferred other than to the Participant originally receiving the Option or to an individual, trust, partnership, limited liability company or other entity to which such Participant could have transferred the Option pursuant to this Section 6.8(b). Consideration may not be paid for the transfer of Options. The transferee of an Option shall be subject to all conditions applicable to the Option prior to its transfer. The Agreement granting the Option shall set forth the transfer conditions and restrictions. The Committee may impose on any transferable Option and on Stock issued upon the exercise of an Option such limitations and conditions as the Committee deems appropriate. Any such transfer supersedes any Beneficiary designation made under Section 18.11 with respect to the transferred Nonqualified Stock Options.

6.9
Disqualifying Disposition of Shares Issued on Exercise of an ISO. If a Participant makes a “disposition” (within the meaning of Code Section 424(c)) of Shares issued upon exercise of an ISO within two (2) years from the Award Date or within one (1) year from the date the Shares are transferred to the Participant, the Participant shall, within ten (10) days of disposition, notify the Committee (or its delegee) in order that any income realized as a result of such disposition can be properly reported by the Company on IRS forms W-2 or 1099.

6.10
Shareholder Rights. A Participant holding Options shall have no right to vote the underlying Shares, no right to receive dividends on the underlying Shares, and no other rights as a shareholder until after the exercise of the Options and the issuance of the underlying Shares.

Article VII
Restricted Stock
7.1
Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant shares of Restricted Stock under the Plan to such Key Employees, Non-Employee Directors, Consultants or Advisors and in such amounts as it shall determine. Participants receiving Restricted Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. If determined by the Committee, custody of Shares of Restricted Stock may be retained by the Company until the termination of the Period of Restriction pertaining thereto.

7.2
Restricted Stock Agreement. Each Restricted Stock Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Shares granted, and, if applicable, any Performance Period and Performance Goal(s), and such other provisions as the Committee shall determine.

7.3
Transferability. Except as provided in this Article VII and subject to the limitation in the next sentence, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of

Restriction or upon earlier satisfaction of other conditions as specified by the Committee in its sole discretion and set forth in the Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.
7.4
Other Restrictions. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions or otherwise denote the Restricted Stock as restricted, if issued in book-entry or electronic form.

7.5
Certificate Legend. In addition to any other legends placed on certificates, or to which Shares of Restricted Stock issued in book-entry or electronic form are made subject, pursuant to Section 7.4, any Award of Restricted Stock issued in book-entry or electronic form shall be subject to the following legend, and any certificates representing shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Southern National Bancorp of Virginia, Inc. 2017 Equity Compensation Plan, in the rules and administrative procedures adopted pursuant to such Plan, and in a restricted stock agreement dated <<date of grant>>. A copy of the Plan, such rules and procedures, and such restricted stock agreement may be obtained from the Secretary of Southern National Bancorp of Virginia, Inc.
7.6
Removal of Restrictions. Except as otherwise provided in this Article VII, the Agreement, or applicable law or regulation, Shares of Restricted Stock covered by each Restricted Stock Award made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction, and, where applicable, after a determination of the satisfaction or achievement of any applicable Performance Goal(s). Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by Section 7.5 removed from his Stock certificate or similar notation removed from such Shares if issued in book-entry or electronic form.

7.7
Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

7.8
Dividends and Other Distributions. During the Period of Restriction, unless otherwise provided in the applicable Agreement, recipients of Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to those Shares. If any such dividends or distributions are paid in Shares, such Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

Article VIII
Restricted Stock Units
8.1
Grant of Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Stock Units under the Plan (with one Unit representing one Share) to such Key Employees, Non-Employee Directors, Consultants or Advisors and in such amounts as it shall determine. Participants receiving Restricted Stock Unit Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. The Committee is expressly authorized to grant Restricted Stock Units that are deferred compensation covered by Code Section 409A, as well as Restricted Stock Units that are not deferred compensation covered by Code Section 409A.

8.2
Restricted Stock Unit Agreement. Each Restricted Stock Unit Award shall be evidenced by an Agreement that shall specify the Period of Restriction, the number of Restricted Stock Units granted, and if applicable, any Performance Period and Performance Goal(s), and such other provisions as the Committee shall determine.

Unless otherwise provided in the Agreement, a Participant holding Restricted Stock Units shall have no rights to dividends and other distributions made in cash or property other than Shares which would have been paid with respect to the Shares represented by those Restricted Stock Units if such Shares were outstanding. Unless otherwise provided in the Agreement, any such deemed dividends or distributions shall be subject to the same restrictions, vesting and payment as the Restricted Stock Units to which they are attributable. A Participant holding Restricted Stock Units shall have no right to vote the Shares represented by such Restricted Stock Units unless and until the Participant actually receives such Shares.
8.3
Payment after Lapse of Restrictions. Subject to the provisions of the Agreement, upon the lapse of restrictions with respect to a Restricted Stock Unit, the Participant is entitled to receive, without any payment to the Company (other than required tax withholding), an amount (the “RSU Value”) equal to the product of multiplying (a) the number of Shares equal to the number of Restricted Stock Units with respect to which the restrictions lapse by (b) the Fair Market Value per Share on the date the restrictions lapse.

The Agreement may provide for payment of the RSU Value at the time of the lapse of restrictions or, on an elective or non-elective basis, for payment of the RSU Value at a later date, adjusted (if so provided in the Agreement) from the date of the lapse of restrictions based on an interest, dividend equivalent, earnings, or other basis (including deemed investment of the RSU Value in Shares) set out in the Agreement (the “adjusted RSU Value”).
Payment of the RSU Value or adjusted RSU Value to the Participant shall be made in Shares, in cash or a combination thereof as determined by the Committee, either at the time of the Award or thereafter, and as provided in the Agreement. To the extent payment of the RSU Value or adjusted RSU Value to the Participant is made in Shares, such Shares shall be valued at the Fair Market Value on the date the restrictions therefor lapse in the case of an immediate payment or at the Fair Market Value on the date of settlement in the event of an elective or non-elective delayed payment. The Committee may specify in a Restricted Stock Unit Agreement that the Shares which are delivered upon payment of the RSU Value or adjusted RSU Value may be Restricted Stock pursuant to Article VII and subject to such further restrictions and vesting as provided in the Restricted Stock Unit Agreement.
8.4
Nontransferability of Restricted Stock Units. No Restricted Stock Unit granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Section 18.11. Further, all Restricted Stock Units, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

Article IX
Stock Appreciation Rights
9.1
Grant of Stock Appreciation Rights. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Stock Appreciation Rights under the Plan to such Key Employees, Non-Employee Directors, Consultants or Advisors and in such amounts as it shall determine.

9.2
SAR Agreement. Each SAR grant shall be evidenced by an Agreement that shall specify its terms and conditions, which terms and conditions shall be determined by the Committee, subject to the limitations set forth in this Section 9.2. The per Share exercise price of a SAR (the “SAR Exercise Price”) shall not be less than 100% of the Fair Market Value of a Share on the Award Date. Except for SARs granted to Non-Employee Directors as part of a retainer, including annual or other grants made pursuant to a director compensation policy or arrangement, if the exercisability of a SAR is subject solely to time-based conditions, the length of such period of time shall not be less than one year, subject to applicable provisions regarding accelerated vesting.

9.3
Exercisability of SARs. SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon such SARs, subject to the limitations set forth in Section 9.2.

9.4
Other Conditions Applicable to SARs. In no event shall the term of any SAR granted under the Plan exceed ten (10) years from the Award Date. A SAR may be exercised only when the Fair Market Value of a Share exceeds the SAR Exercise Price. A SAR shall be exercised by delivery to the Committee (or its delegee) of a written notice of exercise in the form (which may be electronic) prescribed by the Committee (or its delegee).
9.5
Payment after Exercise of SARs. Subject to the provisions of the Agreement, upon the exercise of a SAR, the Participant is entitled to receive, without any payment to the Company therefor (except for required tax withholding), an amount (the “SAR Value”) equal to the product of multiplying (i) the number of Shares with respect to which the SAR is exercised by (ii) an amount equal to the excess of (A) the Fair Market Value per Share on the date of exercise of the SAR over (B) the SAR Exercise Price.

Payment of the SAR Value to the Participant shall be made at the time of exercise in Shares, in cash or in a combination thereof as determined by the Committee. To the extent payment of the SAR Value to the Participant is made in Shares, such Shares shall be valued at the Fair Market Value on the date of exercise. The Committee may specify in a SAR Agreement that the Shares which are delivered upon payment of the SAR Value may be Restricted Stock pursuant to Article VII and subject to such further restrictions and vesting as provided in the SAR Agreement.
9.6
Nontransferability of SARs. No SAR granted under the Plan, and no right to receive payment in connection therewith, may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Section 18.11. Further, all SARs, and rights in connection therewith, granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

Article X
Stock Awards
Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant unrestricted Stock Awards under the Plan to such Key Employees, Non-Employee Directors, Consultants or Advisors and in such amounts as it shall determine. Participants receiving Stock Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. Unless otherwise provided in the applicable Agreement, Stock Awards shall be fully vested and freely transferable as of the Award Date, subject to restrictions under applicable federal or state securities laws.
Article XI
Performance Units
11.1
Grant of Performance Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units under the Plan to such Key Employees, Non-Employee Directors, Consultants or Advisors and in such amounts as it shall determine. Participants receiving such Awards are not required to pay the Company therefor (except for applicable tax withholding) other than the rendering of services. The Committee is expressly authorized to grant Performance Units that are deferred compensation covered by Code Section 409A, as well as Performance Units that are not deferred compensation covered by Code Section 409A.

11.2
Performance Unit Agreement. Each Performance Unit is intended to be a Performance-Based Compensation Award, and the terms and conditions of each such Award, including the Performance Goal(s) and Performance Period, shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement. The Committee shall set the Performance Goal(s) in its discretion for each Participant who is granted a Performance Unit.

The Committee may provide in the Agreement for payment of dividend equivalents with respect to each Performance Unit. A Participant holding Performance Units shall have no right to vote the Shares represented by such Performance Units unless and until the Participant actually receives such Shares.
11.3
Settlement of Performance Units. After a Performance Period has ended, the holder of a Performance Unit shall be entitled to receive the value thereof based on the degree to which the

Performance Goal(s) and other conditions established by the Committee and set forth in the Agreement (or in a subplan of the Plan that is incorporated by reference into an Agreement) have been satisfied. Payment of the amount to which a Participant shall be entitled upon the settlement of a Performance Unit shall be made in cash, Stock or a combination thereof as determined by the Committee.
11.4
Nontransferability of Performance Units. No Performance Unit granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than upon the death of the Participant in accordance with Section 18.11. All rights with respect to Performance Units granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant or his guardian or legal representative.

Article XII
Performance Cash Awards
A Performance Cash Award may be granted upon the attainment during a Performance Period of one or more Performance Goals. Subject to the terms and conditions of the Plan, Performance Cash Awards may be granted to such Key Employees, Non-Employee Directors, Consultants or Advisors at any time and from time to time as shall be determined by the Committee. The terms and conditions of any Performance Cash Award, including the Performance Goal(s) and Performance Period, shall be determined by the Committee in its discretion and shall be set forth in an Agreement or in a subplan of the Plan that is incorporated by reference into an Agreement. The Committee is expressly authorized to grant Performance Cash Awards that are deferred compensation covered by Code Section 409A, as well as Performance Cash Awards that are not deferred compensation covered by Code Section 409A.
Article XIII
Termination of Employment or Service
13.1
Termination Due to Retirement. Unless otherwise provided in the Agreement, in the event that a Participant terminates his employment or service with the Company or one of its Subsidiaries due to retirement (as defined in such applicable rules or policy of the Company in effect at the time), then, provided no Cause exists to terminate such Participant’s employment or service, (a) all Options or Stock Appreciation Rights held by the Participant that are not already vested or exercisable shall be automatically vested and exercisable, (b) any remaining Period of Restriction applicable to the unvested portion of each Award of Restricted Stock or Restricted Stock Units held by the Participant that is solely based on a period of time shall automatically lapse, and (c) the unvested portion of each Award held by the Participant that is subject to achievement or satisfaction of any Performance Goal(s) during any Performance Period shall be automatically forfeited to the Company.

13.2
Termination Due to Death or Disability. Unless otherwise provided in the Agreement, in the event a Participant’s employment or service is terminated because of death or Disability, (a) all Options or Stock Appreciation Rights held by the Participant that are not already vested or exercisable shall be automatically vested and exercisable, (b) any remaining Period of Restriction applicable to the unvested portion of each Award of Restricted Stock or Restricted Stock Units held by the Participant that is solely based on a period of time shall automatically lapse, and (c) the unvested portion of each Award held by the Participant that is subject to achievement or satisfaction of any Performance Goal(s) during any Performance Period shall be automatically forfeited to the Company.

13.3
Involuntary Termination or Termination for Good Reason. Unless otherwise provided in the Agreement, upon an involuntary separation from employment or service of a Participant (excluding a termination for Cause but including a voluntary resignation for Good Reason) not occurring in connection with a Change of Control, the Committee may, in its sole discretion, waive the automatic forfeiture of any or all of the unvested portion of each Award held by the Participant and provide for such vesting as its deems appropriate.

13.4
Termination for Cause. Unless otherwise provided in the Agreement, in the event a Participant’s employment or service is terminated for Cause, the unvested portion and the vested portion not yet paid or exercised of each Award held by the Participant shall be automatically forfeited to the Company and no further exercise of an Option or a SAR shall be allowed.

13.5
Termination for Other Reasons. Unless otherwise provided in the Agreement, upon a voluntary or involuntary separation from employment or service of a Participant where none of Sections 13.1, 13.2, 13.3, or 13.4 applies, the unvested portion of each Award held by the Participant shall be automatically forfeited to the Company.

Article XIV
Change in Capital Structure
14.1
Effect of Change in Capital Structure. In the event of a stock dividend, stock split or combination of shares, spin-off, recapitalization or merger in which the Company is the surviving corporation, or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of common stock or preferred stock of the Company), the number and kind of Shares or securities of the Company to be issued under the Plan (under outstanding Awards and Awards to be granted in the future), the Option Price of Options and/or SAR Exercise Price of SARs, the annual limits on and the aggregate number and kind of Shares for which Awards thereafter may be made, and other relevant provisions shall be proportionately, equitably and appropriately adjusted by the Committee, whose determination shall be binding on all persons. If the adjustment would produce fractional shares with respect to any Award, the Committee may adjust appropriately the number of shares covered by the Award so as to eliminate the fractional shares. Where an Award being adjusted is an ISO or is subject to or falls under an exemption from Code Section 409A, the adjustment shall also be effected so as to comply with Code Section 424(a) and not to constitute a modification within the meaning of Code Section 424(h) or Code Section 409A, as applicable.

14.2
Authority. Notwithstanding any provision of the Plan to the contrary, the Committee may take the foregoing actions without the consent of any Participant, and the Committee’s determination shall be conclusive and binding on all persons for all purposes.

14.3
Manner of Adjustment. Adjustments made by the Committee pursuant to this Article XIV to outstanding Awards shall be made as appropriate to maintain favorable tax and/or accounting treatment.

Article XV
Change of Control
In the event of a Change of Control of the Company, the Committee, as constituted before such Change of Control, in its sole discretion and without the consent of the Participant, may, as to any outstanding Award, either at the time the Award is made or any time thereafter, take any one or more of the following actions: (i) provide for acceleration of the vesting, delivery and exercisability of, and the lapse of time-based and/or performance-based vesting restrictions with respect to, any such Award so that such Award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase, settlement or cancellation of any such Award by the Company, for an amount of cash equal to the amount which could have been obtained upon the exercise of such Award or realization of such Participant’s rights had such Award been currently exercisable or payable; (iii) provide for the replacement of any such Stock-settled Award with a cash-settled Award; (iv) make such adjustment to any such Award then outstanding as the Committee deems appropriate to reflect such Change of Control and to retain the economic value of the Award; or (v) cause any such Award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such Change of Control. Where an Award is subject to or falls under an exemption from Code Section 409A, this Article XV will be applied in a manner so as to comply with Code Section 409A or to maintain the exemption from Code Section 409A, as applicable.
Article XVI
Amendment, Modification, and Substitution of Awards
16.1
Amendment, Modification and Substitution. Subject to the terms and provisions and within the limitations of the Plan, the Committee may amend or modify the terms of any outstanding Award or accelerate the vesting thereof. In addition, the Committee may cancel or accept the surrender of outstanding Awards (to the extent not yet exercised) granted under the Plan or outstanding awards granted under any other equity compensation plan of the Company and authorize the granting of new Awards pursuant to the Plan in substitution therefor so long as the new or substituted awards do not specify a lower exercise price than the cancelled or surrendered Awards or awards, and otherwise the new Awards may be of a different type than the cancelled or surrendered Awards or awards, may specify a longer term than the cancelled or surrendered Awards or awards, may provide for more rapid vesting and exercisability than the cancelled or surrendered Awards or awards, and may contain any other provisions that are authorized by the Plan. The Committee shall continue to have the authority to amend or modify the terms of any outstanding Award after June 21, 2027, provided that no amendment or modification will extend the original term of the Award beyond that set forth in the applicable Award Agreement. Notwithstanding the foregoing, however, but subject to Article XV, no amendment or modification of an Award, shall, without the consent of the Participant, adversely affect the rights or obligations of the Participant. Notwithstanding any provision of the Plan to the contrary, the Committee shall not amend, modify, or substitute an Award in a manner that violates Code Section 409A, or causes an Award that previously qualified for an exemption from Section 409A to become subject to Code Section 409A, and the Committee shall not amend, modify, or substitute an Award that satisfies the requirements of Rule 16b-3 in a manner that causes any exemption pursuant to Rule 16b-3 to become no longer available.
16.2
Option and SAR Repricing. Notwithstanding any provision of the Plan to the contrary, neither the Committee nor the Board shall have the right or authority, without obtaining shareholder approval, to amend or modify the Option Price of any outstanding Option or the SAR Exercise Price of any outstanding SAR, or to cancel an outstanding Option or SAR, at a time when the Option Price or SAR Exercise Price, as applicable, is greater than the Fair Market Value of a Share in exchange for cash, another Award, or other securities, except in connection with a corporate transaction involving the Company in accordance with Article XIV or Article XV.

Article XVII
Termination, Amendment and Modification of the Plan
17.1
Termination, Amendment and Modification. At any time and from time to time, the Board may terminate, amend, or modify the Plan. Such amendment or modification may be without shareholder approval except to the extent that such approval is required by the Code, pursuant to the rules under Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, by any regulatory body having jurisdiction with respect thereto or under any other applicable laws, rules or regulations.

17.2
Awards Previously Granted. No termination, amendment or modification of the Plan other than pursuant to Article XIV or Article XV shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

Article XVIII
General
18.1
Applicable Withholding Taxes. Each Participant shall agree, as a condition of receiving an Award, to pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, all applicable federal, state and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. Until the applicable withholding taxes have been paid or arrangements satisfactory to the Company have been made, no stock certificates (or, in the case of Restricted Stock, no stock certificates free of a restrictive legend) shall be issued to the Participant and no issuance in book-entry or electronic form (or, in the case of Restricted Stock, no issuance in book-entry or electronic form free of a restrictive legend or notation) shall be made for the Participant. As an alternative to making a cash payment to the Company to satisfy applicable withholding tax obligations, Participants may elect or the Committee may require Participants to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares of Stock having a Fair Market Value equal to the amount required to be withheld, or by delivering to the Company Shares of Stock having a Fair

Market Value equal to the amount required to be withheld. The value of any Shares so withheld or delivered shall be based on the Fair Market Value of the Shares on the date that the amount of tax to be withheld is to be determined. All elections by Participants shall be irrevocable and be made in writing and in such manner as determined by the Committee (or its delegee) in advance of the day that the transaction becomes taxable.
18.2
Requirements of Law. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or self-regulatory organizations as may be required.

18.3
Effect of Plan. The establishment of the Plan shall not confer upon any Key Employee, Non-Employee Director, Consultant or Advisor any legal or equitable right against the Company, a Subsidiary or the Committee, except as expressly provided in the Plan. The Plan does not constitute an inducement or consideration for the employment or service of any Key Employee, Non-Employee Director, Consultant or Advisor, nor is it a contract between the Company or any of its Subsidiaries and any Key Employee, Non-Employee Director, Consultant or Advisor. Participation in the Plan shall not give any Key Employee, Non-Employee Director, Consultant or Advisor any right to be engaged or retained in the service of the Company or any of its Subsidiaries. No Key Employee, Non-Employee Director, Consultant or Advisor shall have rights as a shareholder of the Company prior to the date Shares are issued to him pursuant to the Plan.

18.4
Creditors. The interests of any Participant under the Plan or any Agreement are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered.

18.5
Successors. All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

18.6
Securities Law Restrictions. The Committee may require each Participant purchasing or acquiring Shares pursuant to an Option or other Award to represent to and agree with the Company in writing that such Participant is acquiring the Shares for investment and not with a view to the distribution thereof. All Shares delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any national securities exchange or system on which the Stock is then listed or reported, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions or otherwise denote the Shares as being subject to such restrictions, if issued in book-entry or electronic form. No Shares shall be issued hereunder unless the Company shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

18.7
Governing Law. The Plan, and all Agreements hereunder, shall be construed and administered in accordance with and governed by the laws of the Commonwealth of Virginia and the intention of the Company is that ISOs granted under the Plan qualify as such under Code Section 422. The Plan and Awards are subject to all present and future applicable provisions of the Code. If any provision of the Plan or an Award conflicts with any such Code provision, the Committee shall cause the Plan to be amended, and shall modify the Award, so as to comply, or if for any reason amendments cannot be made, that provision of the Plan or the Award shall be void and of no effect.

18.8
Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.9
Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

18.10
Share Certificates and Book Entry. To the extent that the Plan provides for issuance of stock certificates to represent shares of Stock, the issuance may be effected on a non-certificated basis to the extent permitted by applicable law and the applicable rules of any national securities exchange or system on which the Stock is then listed or reported. Notwithstanding any provision of the Plan to the contrary, in its discretion the Committee may satisfy any obligation to deliver Shares represented by stock certificates by delivering Shares in book-entry or electronic form. If the Company issues any Shares in book-entry or electronic form that are subject to terms, conditions and restrictions on transfer, a notation shall be made in the records of the transfer agent with respect to any such Shares describing all applicable terms, conditions and restrictions on transfer. In the case of Restricted Stock granted under the Plan, such notation shall be substantially in the form of the legend contained in Section 7.5.

18.11
Beneficiary Designations. A Participant may designate a Beneficiary to receive any Options or SARs that may be exercised after his death or to receive any other Award that may be paid after his death, as provided for in the Agreement. Such designation and any change or revocation of such designation shall be made in writing in the form and manner prescribed by the Committee (or its delegee). In the event that the designated Beneficiary dies prior to the Participant, or in the event that no Beneficiary has been designated, any Awards that may be exercised or paid following the Participant’s death shall be transferred or paid in accordance with the Participant’s will or the laws of descent and distribution. If the Participant and his Beneficiary shall die in circumstances that cause the Committee (or its delegee), in its discretion, to be uncertain which shall have been the first to die, the Participant shall be deemed to have survived the Beneficiary.

18.12
Electronic Transmissions and Records. Subject to limitations under applicable law, the Committee (and its delegee) is authorized in its discretion to issue Awards and/or to deliver and accept notices, elections, consents, designations and/or other forms or communications to or from Participants by electronic or similar means, including, without limitation, transmissions through e-mail or specialized software, recorded messages on electronic telephone systems, and other permissible methods, on such basis and for such purposes as it determines from time to time, and all such communications will be deemed to be “written” for purposes of the Plan.

18.13
Clawback. All Awards (whether vested or unvested) shall be subject to such recovery or clawback as may be required pursuant to any applicable federal or other law or regulation, any applicable listing standard of any national securities exchange or system on which the Stock is then listed or reported or the terms of the Company’s recoupment, clawback or similar policy as such may be in effect from time to time, which could in certain circumstances require repayment or forfeiture of Awards or any Shares or other cash or property received with respect to the Awards (including any value received from a disposition of the Shares acquired upon payment of the Awards).

18.14
Banking Regulatory Provision. All Awards shall be subject to any condition, limitation or prohibition under any financial institution regulatory policy or rule to which the Company or any subsidiary thereof is subject.

Article XIX
Omnibus Code Section 409A Provision
19.1
Intent of Awards. It is intended that Awards that are granted under the Plan shall be exempt from treatment as “deferred compensation” subject to Code Section 409A unless otherwise specified by the Committee. Towards that end, all Awards under the Plan are intended to contain such terms as will qualify the Awards for an exemption from Code Section 409A unless otherwise specified by the Committee. The terms of the Plan and all Awards granted hereunder shall be construed consistent with the foregoing intent. Notwithstanding any provision of the Plan to the contrary, the Committee may amend any outstanding Award without the Participant’s consent if, as determined by the Committee, in its sole discretion, such amendment is required either to (a) confirm exemption under Code Section 409A, (b) comply with Code Section 409A or (c) prevent the Participant from being subject to any tax or penalty under Code Section 409A. Notwithstanding the foregoing, however, neither the Company nor any of its Affiliates nor the Committee shall be liable to the Participant or any other person or entity if an Award that is subject to Code Section 409A or the Participant or any other person or entity is otherwise subject to any additional tax, interest or penalty under Code Section 409A. Each Participant is solely responsible for the payment of any tax liability (including any taxes, penalties and interest that may arise under Code Section 409A) that may result from an Award.
19.2
409A Awards. The Committee may grant an Award under the Plan that is subject to Code Section 409A and is intended to comply with Code Section 409A (a “409A Award”). The terms of such 409A Award, including any authority by the Company and the rights of the Participant with respect to such 409A Award, will be subject to such rules and limitations and shall be interpreted in a manner as to comply with Code Section 409A.

19.3
Time of Payment. The time and form of payment of a 409A Award, including application of a six-month delay for specified employees in certain circumstances, shall be as set forth in the applicable Agreement. A 409A Award may only be paid in connection with a separation from service, a fixed time, death, Disability, a Change of Control or an unforeseeable emergency within the meaning of Code Section 409A. The time of distribution of the 409A Award must be fixed by reference to the specified payment event. Notwithstanding the foregoing, if the time of distribution of the 409A Award is not set forth in the applicable Agreement, then the time of distribution of the 409A Award shall be within two and one-half  (2½) months of the end of the later of the calendar year or the fiscal year of the Company or Affiliate that employs the Participant in which the 409A Award becomes vested and no longer subject to a substantial risk of forfeiture within the meaning of Code Section 409A. For purposes of Code Section 409A, each installment payment will be treated as the entitlement to a single payment.

19.4
Acceleration or Deferral. The Company shall have no authority to accelerate or delay or change the form of any distributions relating to 409A Awards except as permitted under Code Section 409A.

19.5
Distribution Requirements. Any distribution of a 409A Award triggered by a Participant’s termination of employment shall be made only at the time that the Participant has had a separation from service within the meaning of Code Section 409A. A separation from service shall occur where it is reasonably anticipated that no further services will be performed after that date or that the level of bona fide services the Participant will perform after that date (whether as an employee or independent contractor of the Company or an Affiliate) will permanently decrease to less than twenty percent (20%) of the average level of bona fide services performed over the immediately preceding thirty-six (36) month period. Continued services solely as a director of the Company or an Affiliate shall not prevent a separation from service from occurring by an employee as permitted by Code Section 409A.

19.6
Scope and Application of this Provision. For purposes of this Article XIX, references to a term or event (including any authority or right of the Company or a Participant) being “permitted” under Code Section 409A means that the term or event will not cause the Participant to be deemed to be in constructive receipt of compensation relating to the 409A Award prior to the distribution of cash, Shares or other property or to be liable for payment of interest or a tax penalty under Code Section 409A.

****************

Approved by the Board of Directors on April 27, 2017 and by the shareholders on [June 21, 2017].
SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC.
By:
Name:
Title:

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 02LUFC 1 U P X + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — C Date and Sign Below Please sign your name exactly as it appears below. If shares are held jointly, all joint owners must sign. If shares are held by a corporation, please sign the full corporate name by the president or any other authorized corporate officer. If shares are held by a partnership, please sign the full partnership name by an authorized person. If you are signing as attorney, executor, administrator, trustee or guardian, please set forth your full title as such. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. + Change of Address — Please print your new address below. Comments — Please print your comments below. B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR the nominee listed, FOR Proposals 2, 3 and 5 and for “1 Year” on Proposal 4. For Against Abstain 2. RATIFICATION of the appointment of Dixon Hughes Goodman LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017. 6. OTHER BUSINESS. To transact such business as may properly come before the Annual Meeting or any adjournment or postponement thereof. For Against Abstain 3. APPROVAL of an advisory (non-binding) proposal on the compensation of the Company’s named executive officers. 5. To approve the Southern National Bancorp of Virginia, Inc. 2017 Equity Compensation Plan. Meeting Attendance Mark the box to the right if you plan to attend the Annual Meeting. 01 - Neil J. Call 1. ELECTION of one Class II director to serve until the 2020 annual meeting of stockholders, and until his successor is duly elected and qualified, or until his earlier resignation or removal. For Withhold IMPORTANT ANNUAL MEETING INFORMATION Mark here if you no longer wish to receive paper annual meeting materials and instead view them online. 1 Year 2 Years 3 Years Abstain 4. To approve a non-binding advisory vote on the frequency of holding future advisory votes regarding compensation of the Company’s named executive officers. MMMMMMMMMMMM MMMMMMMMMMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ MMMMMMM 3 3 1 0 1 8 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM C 1234567890 J N T C123456789 1234 5678 9012 345 qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Electronic Voting Instructions Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 11:59 p.m., EST, on June 20, 2017. Vote by Internet • Go to www.investorvote.com/SONA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone • Follow the instructions provided by the recorded message

. 2017 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON WEDNESDAY, JUNE 21, 2017 THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The 2017 Annual Meeting of Stockholders of Southern National Bancorp of Virginia, Inc. (the “Company”) will be held at International Country Club at 13200 Lee Jackson Highway, Fairfax, Virginia 22033, on Wednesday, June 21, 2017, beginning at 2:00 p.m. (local time). The undersigned hereby acknowledges receipt of the related Notice of 2017 Annual Meeting of Stockholders and Proxy Statement dated May 11, 2017 accompanying this proxy. The undersigned stockholder hereby appoints Georgia S. Derrico and R. Roderick Porter, and each of them, attorneys and agents, with full power of substitution, to vote as proxy all shares of Common Stock, par value $0.01 per share, of the Company owned of record by the undersigned and otherwise to act on behalf of the undersigned at the 2017 Annual Meeting of Stockholders and any postponement or adjournment thereof in accordance with the directions set forth herein and with discretionary authority with respect to such other matters as may properly come before such meeting or any postponement or adjournment(s) thereof. The Board of Directors recommends a vote FOR the election of the nominee for director named herein, FOR proposals 2, 3 and 5 and for 1 YEAR on proposal 4. This proxy is solicited by the Board of Directors and will be voted in accordance with the undersigned’s directions set forth herein. If no direction is made, this proxy will be voted FOR the election of the nominee for director named herein, FOR proposals 2, 3 and 5 and for 1 YEAR on proposal 4. PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE REVOCABLE PROXY — SOUTHERN NATIONAL BANCORP OF VIRGINIA, INC. IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 21, 2017 THIS PROXY STATEMENT AND THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2016 ARE AVAILABLE AT: WWW.EDOCUMENTVIEWER.COM/SONA qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q